                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                           REGISTRATION NO. 333-124255
                          PRE-EFFECTIVE AMENDMENT NO. 2

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-21758
                          PRE-EFFECTIVE AMENDMENT NO. 2

                               CLIPPER FUNDS TRUST
                      On behalf of its series CLIPPER FUND
               (Exact Name of Registrant as Specified in Charter)

             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
                    (Address of Principal Executive Offices)
                                  520-434-3771
                         (Registrant's Telephone Number)

                              Thomas D. Tays, Esq.
                        Vice President & General Counsel
                          Davis Selected Advisers, L.P.
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
                     (Name and Address of Agent for Service)

                                 with copies to:

                              Michael Glazer, Esq.
                     Paul, Hastings, Janofsky & Walker, LLP
                             515 South Flower Street
                          Los Angeles, California 90071

It is proposed that this filing will become effective:

[ ]  Immediately upon filing pursuant to paragraph (b)
[ ]  On ____ pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)
[ ]  On December 1, 2005, pursuant to paragraph (a) of Rule 485
[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
[X]  On 02/13/06, pursuant to paragraph (a)(2) of Rule 485

RULE 473 DELAYING AMENDMENT REVOKED: This registration statement shall hereafter become effective in accordance with the provisions of section 8(a) of the
Securities Act of 1933.

REQUEST FOR ACCELERATION. Pursuant to Rule 461 of the Securities Act of 1933 the
Registrant (Clipper Funds Trust) and its principal underwriter (Davis
Distributors, LLC) request acceleration of the effective date to February 13,
2006. The Registrant and the principal underwriter are aware of their obligations under the Securities Act of 1933. The accompanying transmittal letter includes signatures of the Registrant and principal underwriter.

   Title of Securities being Registered Shares of Beneficial Interest of:
                                        --------------------------------

         Clipper Fund

EXPLANATORY NOTES

This Pre-Effective Amendment No. 2 to the Registration Statement contains:
               Clipper Fund Prospectus
               Clipper Fund SAI
               Part C and Signature Pages
               Exhibits:

                              [CLIPPER FUND LOGO]

                   an authorized series of Clipper Funds Trust
                                   PROSPECTUS

                                February 13, 2006

This prospectus contains important information about the Fund. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

Share of Clipper Fund are not currently available to the public. Share will be available to the public after Clipper Funds Trust has completed its proposed reorganization with Clipper Fund, Inc. which is anticipated to occur on or about
April 28, 2006. See the Fund's Proxy Statement/Prospectus for a description of this proposed reorganization, a copy may be obtained free of charge by calling
(800) 432-2504.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Shares of the Fund:

--------------------------------------------------------------------------------
Are Not a Bank Deposit        Are Not FDIC Insured                May Lose Value
--------------------------------------------------------------------------------

                                   (continued)

RISK/RETURN SUMMARY

     The following is a summary of certain key information about Clipper Fund
(the "Fund"), an authorized series of Clipper Funds Trust.. The Fund is an open-end management investment company. You will find additional information about the Fund, including a more detailed description of the principal risks of an investment in the Fund, after this summary. Davis Selected Advisers, L.P.
("Davis" or the "Adviser") is the Fund's investment adviser.

INVESTMENT OBJECTIVE

     The Fund seeks long-term capital growth and capital preservation.

PRINCIPAL INVESTMENT STRATEGIES

     VALUE INVESTING. The Adviser seeks to invest the Fund's assets primarily in common stocks of large companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase) that are trading at prices below the Adviser's estimate of their intrinsic values. The
Adviser conducts extensive research to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. See "The Davis Investment Discipline."

     NON-DIVERSIFICATION. The Fund is non-diversified, which means the securities laws do not limit the percentage of its assets that it may invest in any one company. The Adviser believes that concentrating the Fund's portfolio in a select, limited number of securities allows the Adviser's best ideas to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio generally contains between 15 and 35 securities rather than hundreds of securities; however, it may contain fewer than 15 securities or more than 35 securities if considered prudent and desirable by the Adviser.

     CASH POSITION. If the Adviser is unable to find investments it believes are selling at discounts to their intrinsic values, then, consistent with the Fund's objective of capital preservation, a portion of the Fund's assets may be invested in cash or cash equivalents. In other words, the Fund may not always stay fully invested in stocks. As discussed further in "Fixed Income" below, the
Adviser may invest some or all of the Fund's cash position in fixed income securities.

     FIXED INCOME. During periods when the Adviser is unable to find stocks that meet its investment criteria, the Adviser may invest some or all of the Fund's cash position in fixed income securities. These fixed income securities may range in maturity from very short term (12 months or less) to much longer term
(30 years or more). A more complete description of the types of fixed income securities that the Fund may hold is included in the Fund's Statement of
Additional Information ("SAI"). You may request a copy of the SAI, free of charge, by calling (800) 432-2504 or visiting WWW.CLIPPERFUND.COM.

                                       1

PRINCIPAL RISKS

     Although the Fund makes every effort to achieve its investment objective, there is no guarantee that it will do so, and you could lose money by investing in the Fund. The following are the principal risks of investing in the Fund.

     MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

     COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

     NON-DIVERSIFICATION RISK. While the Fund's strategy of concentrating its investments in a limited number of securities has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in a larger numbers of securities. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of securities.

     NON-EQUITY RISK. When the Fund's investments in cash or other non-equity securities increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

     FIXED INCOME RISK. Fixed income securities are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. The Fund could lose money if the issuers cannot meet their financial obligations or go bankrupt.

     INDUSTRY RISK. The Fund may invest in a group of related securities which decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to companies in a single industry. For example, the Fund may invest a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include:
(i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, may have a disproportionate effect on the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

                                       2

     FOREIGN COUNTRY RISK. The Fund may invest up to 15% of its assets in companies operating, incorporated, or principally traded in foreign countries.
Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in the
United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund's shares will tend to decline.

     HEADLINE RISK. We conduct extensive research to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

REDUCING RISK

     The Adviser attempts to reduce risk principally through diligent research into the operational and financial risks of the companies whose stock is held by the Fund. There is no assurance these attempts to reduce risk to the Fund's portfolio will be successful.

WHO SHOULD INVEST

     The Fund's value strategy emphasizes investing for the long-term.
Therefore, the Fund is intended for investors with a long-term investment horizon. The Fund is not managed for short-term results and is not appropriate for short-term investors or those trying to "time" the market.

                                       3

HISTORICAL PERFORMANCE

The Fund has not yet offered shares to the public and has not yet commenced operations. After the Fund has completed its proposed reorganization with
Clipper Fund, Inc., ("Predecessor Fund"). which is anticipated to occur on or about April 28, 2006, the Fund will offer its shares to the public and adopted the historical performance of it's the Predecessor Fund. See the Fund's Proxy
Statement/Prospectus for a description of this proposed reorganization. A copy of this document may be obtained free of charge by calling (800) 432-2504.

The following tables provide an indication of the historical risk of an investment in the Predecessor Fund by showing changes in the Predecessor Fund's performance from year to year over a 10-year period and by showing how the
Predecessor Fund's average annual total returns for 1, 5, and 10 years and over the life of the Predecessor Fund compare to the returns of a broad-based securities market index. Pacific Financial Research served as manager of the
Predecessor Fund from inception through December 31, 2005. Davis became the manager of the Fund and the Predecessor Fund on January 1, 2006. The Predecessor
Fund's past performance does not indicate how it will perform in the future.

                      CLIPPER FUND, INC. (PREDECESSOR FUND)

                        ANNUAL TOTAL RETURNS (1995-2004)

                           YEAR BY YEAR TOTAL RETURNS

            -----------------------------------------------------------
                        YEAR                         RETURN
            -----------------------------------------------------------
                        1995                          45.2%
            -----------------------------------------------------------
                        1996                          19.4%
            -----------------------------------------------------------
                        1997                          30.2%
            -----------------------------------------------------------
                        1998                          19.2%
            -----------------------------------------------------------
                        1999                          -2.0%
            -----------------------------------------------------------
                        2000                          37.4%
            -----------------------------------------------------------
                        2001                          10.3%
            -----------------------------------------------------------
                        2002                          -5.5%
            -----------------------------------------------------------
                        2003                          19.3%
            -----------------------------------------------------------
                        2004                           5.9%
            -----------------------------------------------------------

                        BEST AND WORST QUARTERLY RETURNS

            -----------------------------------------------------------
                     Best - 9/30/00                        16.2%
            -----------------------------------------------------------
                     Worst - 9/30/02                      -12.3%
            -----------------------------------------------------------

During the period shown in the bar chart, the highest quarterly return was 16.2%
(quarter ended September 30, 2000) and the lowest quarterly return was -12.3%
(quarter ended September 30, 2002).

                                       4

AVERAGE ANNUAL TOTAL RETURNS - (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                                                                           SINCE
                                                                                                         INCEPTION
                                                                    1 YEAR      5 YEARS     10 YEARS     (2/29/84)
---------------------------------------------------------------------------------------------------------------------

CLIPPER FUND, INC. ("PREDECESSOR FUND")
   Return Before Taxes                                               5.9%        12.6%       16.9%         15.5%
   Return After Taxes on Distributions                               5.2%        11.0%       14.3%         12.9%
   Return After Taxes on Distributions and Sale of Fund Shares       4.5%        10.2%       13.7%         12.5%
S&P 500 INDEX                                                       10.9%        -2.3%       12.1%         13.2%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total return measures annualized change while total return measures aggregate change.

The S&P 500 Index is an unmanaged total return index of 500 companies widely recognized as representative of the equity market in general. Index returns do not reflect deductions for fees, expenses or taxes. You cannot invest directly in an index.

FEES AND EXPENSES

     The following tables describe the fees and expenses you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (paid directly from your investment)

----------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases                                              None
Maximum Deferred Sales Charge (Load)                                                          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions           None
Redemption Fee                                                                                None

ANNUAL FUND OPERATING EXPENSES (deducted from the Fund's assets)

----------------------------------------------------------------------------------------------------------------
Management Fee                                                                                0.65%(1)
Distribution (12b-1) Fees                                                                     None
Other Expenses                                                                                0.20%(2)
Total Annual Fund Operating Expenses                                                          0.85%(2)

     1.   THE ADVISER HAS AGREED TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.50%
          THROUGH DECEMBER 31, 2006. SEE "ADVISERS FEE"

     2.   EXPENSES HAVE BEEN ESTIMATED AS A RESULT OF CHANGES IN THE LEVEL OF
          AVERAGE NET ASSETS AND MAY VARY FROM THE AMOUNT PRESENTED IN THIS
          TABLE.

                                       5

     COST EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (as a percentage of net assets) remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLIPPER FUND(SM)               $87         $271         $471        $1,049

The above example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

INVESTMENT OBJECTIVE AND STRATEGIES

     This section takes a closer look at the Fund's investment objective and principal strategies. There can, of course, be no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE

     The Fund's investment objective is long-term capital growth and capital preservation. This objective is fundamental and may not be changed without shareholder approval. Certain of the Fund's investment strategies or policies are also fundamental and may not be changed without shareholder approval. The
Fund's Board of Directors (the "Board"), which oversees management of the Fund, may change the Fund's non-fundamental investment strategies or policies in the interest of shareholders without shareholder approval. The Fund's SAI contains further information on these policies. You may request a copy of the SAI, free of charge, by calling (800) 432-2504. The SAI is also available on the Fund's website at WWW.CLIPPERFUND.COM.

INVESTMENT STRATEGIES

     The Adviser uses the Davis Investment Discipline to invest the Fund's assets primarily in common stocks of large companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase)
that are trading at prices below the Adviser's estimate of their intrinsic values.

     The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See "Other Types of Investments."

                                       6

THE DAVIS INVESTMENT DISCIPLINE

     The Adviser manages equity funds using the Davis Investment Discipline. The
Adviser conducts extensive research to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The Adviser emphasizes individual stock selection and believes that the ability to evaluate management is critical. The Adviser routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

     Over the years, the Adviser has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, the Adviser searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

FIRST CLASS MANAGEMENT

     o    Proven track record

     o    Significant personal ownership in business

     o    Intelligent allocation of capital

     o    Smart application of technology to improve business and lower costs

STRONG FINANCIAL CONDITION AND SATISFACTORY PROFITABILITY

     o    Strong balance sheet

     o    Low cost structure

     o    High after-tax returns on capital

     o    High quality of earnings

STRONG COMPETITIVE POSITIONING

     o    Non-obsolescent products / services

     o    Dominant or growing market share

     o    Participation in a growing market

     o    Global presence and brand names

     After determining which companies it wishes to own, the Adviser then turns its analysis to determining the intrinsic value of those companies' common stock. The Adviser seeks common stock which can be purchased at attractive valuations relative to their intrinsic value. The Adviser's goal is to invest in companies for the long term. The Adviser considers selling a company if it believe the stock's market price exceeds the Adviser's estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

OTHER TYPES OF INVESTMENTS

     Although the Fund invests primarily in equity securities, such as stocks and securities convertible into stocks, the Fund may also purchase other kinds of securities; engage in active trading (which would increase portfolio turnover and commission expenses and may increase

                                       7

taxable distributions); or employ other investment strategies that are not principal investment strategies if, in the Adviser's professional judgment, the securities or investment strategies are appropriate. Factors that the Adviser considers in pursuing these other strategies include whether (i) purchasing such securities would be consistent with shareholders' reasonable expectations; (ii)
they may assist a Fund in pursuing its investment objective; (iii) they are consistent with the Fund's investment strategy; (iv) they will cause the Fund to violate any of its investment restrictions; or (v) they will materially change the Fund's risk profile as described in the Fund's prospectus and Statement of
Additional Information, as amended from time to time. The Statement of
Additional Information discusses these securities and investment strategies.

MANAGEMENT

ADVISER

     Effective January 1, 2006, the Fund's Board of Directors appointed Davis
Selected Advisers, L.P. to serve as investment adviser to the Fund. Davis is located at 2949 East Elvira Road, Suite 101, Tucson Arizona 85706. It is an
independent employee-owned firm founded in 1969 that provides investment advisory services to other mutual funds and institutional and individual clients. As of December 31, 2005, Davis managed approximately $67 billion in assets.

     Davis' appointment must be approved by the Fund's shareholders on or before
May 29, 2006. Further details will be provided with a proxy statement for a shareholder meeting currently anticipated to be held in April 2006.

     Davis Selected Advisers-NY, Inc., serves as the sub-adviser for the Fund.
Davis Selected Advisers-NY, Inc.'s offices are located at 609 Fifth Avenue, New
York, New York 10017. Davis Selected Advisers-NY, Inc., provides investment management and research services for the Fund and other institutional clients, and is a wholly owned subsidiary of Davis Selected Advisers, L.P. Davis Selected
Advisers-NY, Inc.'s fee is paid by Davis Selected Advisers, L.P., not the Fund.

     As the Fund's investment adviser, Davis is responsible for investing and reinvesting the Fund's assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In choosing broker-dealers to handle portfolio securities transactions, Davis seeks to obtain the best price and most favorable execution available. Davis does not use
Fund commissions ("soft dollars") to pay for (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic that are available to the general public; and (iii)
third-party research services. If Davis determines to purchase such services, it pays for them using its own resources. Davis' portfolio managers may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm which provides (i) important information concerning a company;
(ii) introductions to key company officers; (iii) industry and company conferences; and (iv) other value added research services.

     Davis must adhere to the stated investment objective and policies of the
Fund, and is subject to supervision by the Fund's Board. See the SAI for more detailed information about the Board and the Adviser.

                                       8

ADVISER'S FEE

     For its services Davis receives from the Fund a management fee as follows
(expressed as a percentage of the Fund's average daily net assets): 0.65% of assets up to $500 million, 0.60% of assets greater than $500 million and up to
$1 billion, 0.55% of assets greater than $1 billion and up to $3 billion, 0.54%
of assets greater than $3 billion and up to $4 billion, 0.53% of assets greater than $4 billion and up to $5 billion, 0.52% of assets greater than $5 billion and up to $6 billion, 0.52% of assets greater than $6 billion and up to $7 billion, 0.51% of assets greater than $7 billion and up to $10 billion, and
0.485% of assets greater than $10 billion. For the 12 month period ending
December 31, 2006 Davis has agreed to waive management fees in excess of 0.50%.

     From the Fund's inception through December 31, 2005, Pacific Financial
Research, Inc. ("PFR") served as investment adviser to the Fund. For its services PFR received from the Fund a management fee at an annual rate of 1.00%
of the Fund's average daily net assets.

     A discussion regarding the basis for the Board of Directors approving the investment advisory contract with Davis will be available in the Fund's annual report to shareholders for the period ended December 31, 2005.

PORTFOLIO MANAGERS OF THE FUND

     The portfolio managers responsible for overseeing the Fund's investments are Christopher C. Davis and Kenneth C. Feinberg.

     CHRISTOPHER C. DAVIS has served as portfolio manager of the Fund since
January 1, 2006. Mr. Davis has over 16 years experience in investment management and securities research. Mr. Davis joined the Adviser in 1989 after working as a securities analyst, and now leads the portfolio management of the Advisers'
large cap value and financial stock portfolios along with Kenneth C. Feinberg.
He received his M.A. from the University of St. Andrews in Scotland.

     KENNETH C. FEINBERG has served as portfolio manager of the Fund since
January 1, 2006. Mr. Feinberg is a portfolio manager of the Advisers' large cap value and financial stock portfolios along with Christopher C. Davis. He joined the Adviser in 1994. Previously, he was a Vice President at the Continental
Corporation and a Capital and Business Analyst for the General Foods
Corporation. Mr. Feinberg received his M.B.A. from Columbia University and his
B.A. from Johns Hopkins University.

     The SAI provides additional information about the portfolio managers'
compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company ("State Street") is custodian of the
Fund's assets and provides accounting services to the Fund. Its address is Post
Office Box 1713, Mutual Funds Operations-P2N, Boston, Massachusetts 02105.

                                       9

     Boston Financial Data Services (the "Transfer Agent") is the Fund's
transfer agent. Its address is 330 West 9th Street, 4th Floor, Kansas City, MO
64105.

     Davis Distributors, LLC is the Fund's distributor. Its address is 2949 East
Elvira Road, Suite 101, Tucson Arizona, 85706.

     The SAI has more information about the Fund's service providers.

SHAREHOLDER INFORMATION

     This section explains how Fund shares are priced, how to buy and sell shares, the different types of accounts you can establish with the Fund, the services and features you can establish on your account, and account fees and policies that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

     As discussed in detail below in connection with requests to purchase and redeem Fund shares, the phrase GOOD ORDER means that the request must include:

     o    Share certificates, if issued;

     o    A letter of instruction specifying the number of shares or dollar amounts to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     o    A medallion guarantee under the circumstances described in "Medallion
          Guarantees" below; and

     o    Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, pension and profit sharing plans and other organizations.

     See also "Customer Identification and Anti-Money Laundering" below.

                                       10

INVESTMENT MINIMUMS

                                                          IRA
MINIMUMS                          REGULAR ACCOUNT       ACCOUNT
---------------------------------------------------------------------
To Open an Account                    $25,000           $4,000
To Add to an Account                   $1,000            $500

     The Fund may waive its minimum purchase requirement if it considers such waiver to be in the best interests of the Fund and its shareholders. For example, the minimums to open or add to an account are waived for (i) employee benefit plans making purchases through a single account; and (ii) wrap accounts offered by securities firms, fee-based investment advisers or financial planners. Accounts opened through third parties such as broker-dealers or banks may be subject to different minimums for initial and subsequent purchases.

TYPES OF ACCOUNTS

     REGULAR ACCOUNTS

     o    Individual or Joint Ownership. You must include the name, birth date and Social Security number of each owner on the Account Application.

     o    Gift or Transfer to Minor (UGMA/UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open this type of an account, you must include the custodian's and minor's names, birth dates, and Social Security numbers on the Account
          Application.

     o    Trust. An established trust can open an account. You must include the name, birth date, and Social Security number of each trustee, together with the name of the trust, and the date of the trust agreement. You must also include a copy of the first, last and signature pages of the trust agreement.

     o    Business Accounts. Corporations or partnerships may also open an account. You must include the name, birth date, and Social Security number of each officer on the Account Application. An authorized officer of the corporation or a general partner of the partnership must sign the Application. If you are opening an account for a corporation, a copy of its certified articles of incorporation or its business license must be attached to the Application. If you are opening an account for a partnership, a copy of its partnership agreement must be attached.

     RETIREMENT ACCOUNTS

     o    Traditional or Roth IRA. Retirement plans protect investment income and capital gains from current taxes. Contributions to these accounts may be tax deductible. Retirement accounts require special account applications. Please refer to the Fund's Information Kit on IRAs. You can obtain an IRA Information Kit, along with the Account Application and the prospectus, by calling Shareholder Services at 1-800-432-2504 or visiting the Fund's website at WWW.CLIPPERFUND.COM.

     o    Simplified Employee Pension Plan (SEP). SEPs allow small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any other eligible employees. Please refer to the Fund's Information Kit on IRAs.

                                       11

     PURCHASING SHARES DIRECTLY FROM THE FUND

     o    There are no sales charges to purchase shares of the Fund. You do not pay sales commissions or 12b-1 marketing fees.

     o    Your purchase request will be processed at the net asset value per share ("NAV") next calculated after your order is received in GOOD
          ORDER (as defined in "Shareholder Information" above) and accepted by the Fund. In other words, purchase orders received by the close of the regular trading session of the NYSE (4:00 p.m. Eastern Time) will be invested at the NAV calculated after the NYSE closes on that day;
          purchase orders received after the close of the NYSE will be executed at the NAV computed on the next day the NYSE is open.

     o    Purchases must be in U.S. dollars.

     o    You may pay for shares of the Fund by check or by wire transfer.

     o    The Fund does not accept cash, credit cards, money orders, starter checks, third-party checks, travelers checks, checks drawn on banks outside the U.S., or other checks deemed to be high risk by the Fund.

     PURCHASING SHARES BY MAIL

     Complete and sign an Account Application and mail it with a check made payable to "CLIPPER FUND" to the following address:

     Clipper Funds Trust
     c/o Boston Financial Data Services, Inc.
     P.O. Box 219152
     Kansas City, MO 64121-9152

     Or via overnight mail:

     Clipper Funds Trust
     c/o Boston Financial Data Services, Inc.
     330 West 9th Street, 4th Floor
     Kansas City, MO 64105

You can obtain an Account Application along with the prospectus by calling
Shareholder Services at 1-800-432-2504 or visiting the Fund's website at
WWW.CLIPPERFUND.COM.

     PURCHASING SHARES BY WIRE

     You may also purchase shares of the Fund by wiring money from your bank account to your Fund account. Call the Fund at (800) 432-2504 to receive wiring instructions.

                                       12

PURCHASING (AND REDEEMING) SHARES THROUGH THIRD PARTIES

     o    Shares of the Fund may be purchased through a broker-dealer, bank or other financial intermediary, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (collectively, "Service Agents") which have established shareholder servicing relationships with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. SERVICE AGENTS MAY
          RECEIVE COMPENSATION FROM THE FUND AND/OR THE ADVISER FOR SHAREHOLDER
          RECORDKEEPING AND SIMILAR SERVICES IN AMOUNTS BASED ON THE TOTAL
          ASSETS OF SUCH FIRMS' CUSTOMERS INVESTED IN THE FUND.

     o    Certain Service Agents may enter into agreements with the Fund that permit them to confirm orders for their customers by phone with payment to follow in accordance with the procedures of the Fund. If the Fund does not receive payment, the transaction may be cancelled and the Service Agent could be held liable for resulting fees or losses.

     o    Once you have established an account through a Service Agent, any subsequent transactions or inquiries with respect to the account must be made through such Service Agent.

     o    If one mutual fund sponsor provides greater financial assistance than another, your Service Agent may have an incentive to recommend one mutual fund complex over another. Please speak with your financial adviser at your Service Agent to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund and/or the Adviser and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial adviser at the time of purchase.

AUTOMATIC INVESTMENT PLAN ("AIP")

     Shareholders may choose to participate in the Fund's Automatic Investment
Plan. Once the minimum initial investment has been made ($25,000 Regular; $4,000
IRA), you may elect to purchase shares automatically at regular intervals, subject to a $200 minimum monthly investment. To establish an AIP, you must complete the corresponding section on the Account Application. You may cancel your participation or change the amount of your purchase at any time by calling the Fund at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

CUSTOMER IDENTIFICATION AND ANTI-MONEY LAUNDERING

     To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act of 2001 (the "PATRIOT Act") and
federal regulations require financial institutions, including mutual funds, to obtain, verify and record information that

                                       13

identifies each person who opens a new account, and to determine, among other things, whether such person's name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations. Accordingly, the following information is required to open an account, whether directly with the Fund or through a Service Agent:

     o    Name;

     o    Date of birth;

     o    Permanent street address (a mailing address containing a P.O. Box will not be accepted for purposes of opening an account); and

     o    Social Security number, taxpayer identification number, or other identifying number.

     ACCOUNTS OPENED DIRECTLY WITH THE FUND

     In order to comply with the PATRIOT Act, the Fund will verify certain information on your Account Application. As requested on the Application, be sure to provide the information listed above. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

     If you do not supply the necessary information, the Fund may not be able to open your account. Please contact the Fund if you need additional assistance when completing your Application. If the Fund is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

     ACCOUNTS OPENED THROUGH SERVICE AGENTS

     When you open an account through a Service Agent, you will have to provide the same information listed above and any additional information as may be required by your Service Agent. This information is subject to verification by the Service Agent to ensure the identity of all persons opening accounts.

     The ability of the Fund to verify customer identification information through omnibus accounts is limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in money laundering activities through omnibus accounts or to curtail such activities.

SELLING (REDEEMING) SHARES

     o    You may redeem all or a portion of your Fund shares at any time.

                                       14

     o    Your redemption request will be processed at the NAV next calculated after the Fund receives all required documents in GOOD ORDER (as defined in "Shareholder Information" above).

     o    If shares are held in certificate form, the certificate must be returned in order to redeem.

     SELLING SHARES BY MAIL

     Send requests to sell shares directly to the Fund at the address referenced above under "Purchasing Shares by Mail." Redemption requests made by fax are not acceptable. The sale price of your shares will be the Fund's NAV next calculated after the Fund receives all required documents in GOOD ORDER.

     SELLING SHARES BY TELEPHONE

     To sell shares by telephone you must:

     o    Pre-establish the telephone redemption privilege and wiring instructions (if applicable) by completing the appropriate section of the Account Application; and

     o    Call the Fund at (800) 432-2504 by the close of the regular trading session of the NYSE (normally 4:00 PM Eastern time).

     The Fund will employ reasonable procedures to confirm that instructions received by telephone are valid. The Fund will not be responsible for any losses resulting from unauthorized transactions when procedures reasonably designed to verify the identity of the caller are followed. PLEASE NOTE THAT THE TELEPHONE
REDEMPTION PRIVILEGE IS NOT AVAILABLE FOR IRA ACCOUNTS.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

     Shareholders with a balance of $25,000 may choose to participate in the
Fund's Systematic Withdrawal Plan. This option allows you to make regular automatic withdrawals from your account. Withdrawals are processed on the 10th day of each month. To establish a SWP, you must complete the corresponding section on the Account Application. You may cancel your participation or change the amount of withdrawal at any time by calling the Fund at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

MEDALLION GUARANTEES

     A medallion guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers and is REQUIRED if any of the following is applicable:

     o    You request a redemption by check that exceeds $100,000.

                                       15

     o    You would like a check made payable to anyone other than the shareholder(s) of record.

     o    You would like a check mailed to an address which has been changed within 30 days of the redemption request.

     o    You would like a check mailed to an address other than the address of record.

     o    Establishing certain services after the account is opened.

     The Fund reserves the right to require a medallion guarantee under other circumstances or to reject or delay a redemption on certain legal grounds. See
"Emergency Circumstances" below.

     Medallion guarantees can be obtained from most domestic banks, credit unions or savings associations, or from broker-dealers, national securities exchanges, registered securities exchanges, registered securities associations, clearing agencies, or other financial institutions that participate in a
Medallion program recognized by the Securities Transfer Association. If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

     NOTARY PUBLICS CANNOT PROVIDE MEDALLION GUARANTEES.

INVOLUNTARY REDEMPTION

     The Fund reserves the right to redeem the shares held in any account if the account balance falls below the minimum initial investment requirement. Your account will not be closed if the drop below the minimum initial investment requirement is due to share price fluctuations. You will be given at least 60 days' written notice before involuntary redemptions are made. You may purchase shares to bring your account balance above the minimum during the 60-day grace period.

REDEMPTIONS-IN-KIND

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of calculating the Fund's NAV. If a payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

ADDITIONAL REDEMPTION INFORMATION

     Payment for redeemed shares will normally be made on the next business day after redemption, but no later than seven days after the transaction. However, redemption proceeds for newly purchased shares may be delayed up to fifteen days after the purchase of the shares, pending verification that your check has cleared. Please note that the Fund seeks to prohibit short-term trading, as described under "Frequent Purchases and Redemptions of Fund Shares"

                                       16

below, and if you redeem newly purchased shares, the Fund reserves the right to reject any further purchase orders from you.

     The Transfer Agent will wire redemption proceeds only to a pre-established bank account. During periods of significant economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Fund by telephone at (800) 432-2504, the redemption request may be delivered to the Fund at the address referenced above under "Purchasing Shares by Mail."

HOW FUND SHARES ARE PRICED

     o    The Fund's share price, or NAV, changes daily. The price of shares you wish to purchase or redeem will be determined the next time the Fund's share price is calculated after the Fund receives your request in GOOD
          ORDER (as defined in "Shareholder Information" above).

     o    The Fund's share price is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities of the Fund, by the number of Fund shares outstanding.

     o    The Fund's share price is calculated as of the close of trading on the
          New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time)
          every day the NYSE is open.

     o    The Fund's share price will not be calculated on holidays the NYSE observes, including New Year's Day, Martin Luther King, Jr. Day,
          Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
          Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and
          Christmas.

     o    The Fund's investments are primarily valued using market quotations.
          Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Adviser. Short term instruments maturing within 60 days are valued at either original cost or amortized cost, both of which approximate current market value.

     o    If market prices are not readily available for any securities in which the Fund has invested, those securities will be valued at fair value by or under the supervision of the Fund's Board of Directors and in accordance with Board-approved Pricing Policies and Procedures. These circumstances include, among others, the lack of available quotations for restricted or illiquid securities; trading halts in securities;
          and the Adviser's determination that a significant event has occurred after the close of a security's primary exchange or market (for example, a foreign exchange or market), but before the time the Fund's share price is calculated, which will have a material effect on the value of the security.

                                       17

     o    Despite the Fund's best efforts, there is an inherent risk that the fair value price of an investment may be higher or lower than the price the Fund would have received if it had sold the investment.

     See the SAI for more detailed information.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. Short-term trading ("market timing") involves frequent purchases and redemptions of Fund shares and may harm long-term shareholders of the Fund by diluting the value of Fund shares held by long-term shareholders, interfering in the efficient management of the Fund's portfolio, and increasing brokerage and administrative costs. Accordingly, the Fund's Board has adopted a policy pursuant to which the Fund seeks to prohibit market timing. The Fund or its agents may reject, without any prior notice, any purchase orders by any investor or group of investors, including purchase orders that the Fund or its agents believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund. Orders placed by investors in violation of the excessive trading policies may be revoked or cancelled, without prior notice, by the Fund on the next business day after receipt of the order.
Transactions placed by shareholders through omnibus accounts held by financial intermediaries may be rejected, without prior notice, in whole or in part by the
Fund.

     Steps that the Fund has taken to identify and discourage frequent trading include periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading inappropriately. However, due to the complexity and subjectivity involved in identifying market timing or excessive trading activity, the variety of strategies to avoid detection, and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify and restrict shareholders engaged in such activity. Additionally, the Fund may be unable to monitor the trading activity of beneficial owners of Fund shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by broker-dealers and other financial intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase and redeem
Fund shares without the identities of the individual shareholders being known to the Fund. Accordingly, the ability of the Fund to monitor and detect excessive trading activity through omnibus accounts is very limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in such activity through omnibus accounts or to curtail such trading.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     In addition to any increase in the value of shares which the Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

                                       18

DIVIDENDS

     Dividends from stocks and interest earned from other investments are the
Fund's main sources of investment income. The Fund intends to distribute substantially all of its income, less expenses, at least annually as dividends to shareholders.

CAPITAL GAINS

     When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

BUYING A DIVIDEND

     Purchasing shares of the Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as "buying a dividend"
because although the distribution is in effect a return of a portion of the purchase price, it is taxable.

     Unless you are investing in a tax-deferred account such as an IRA, you may want to consider waiting to invest until after the Fund makes a distribution.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Dividends and capital gain distributions made by the Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by contacting the Fund. Changes will be effective for distributions with a record date on or after the date the Fund receives your request.

TAXES

     Dividends paid from the Fund's net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. A portion of the dividends paid from the net investment income of the Fund may constitute "qualified dividends" eligible for the maximum federal income tax rate of 15%. The Fund will inform shareholders of any portion of its dividends that constitutes "qualified dividends."

     Distributions paid from the Fund's long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares.

     Gain or loss upon the sale of the Fund's shares will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset of the shareholder. The gain or loss will be considered long-term if you have held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income.

                                       19

     In January, you will be sent Form 1099-DIV, which includes information about the tax status of any dividend and capital gain distributions made to you during the previous year. This information is also reported to the Internal
Revenue Service ("IRS").

     To the extent the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries.

     THIS PROSPECTUS GIVES ONLY GENERAL TAX INFORMATION. BEFORE YOU INVEST,
CONSULT YOUR TAX ADVISER ON FEDERAL, STATE AND LOCAL TAX CONSIDERATIONS FOR YOUR
SPECIFIC SITUATION.

OTHER SHAREHOLDER INFORMATION

SOCIAL SECURITY NUMBER/TAXPAYER IDENTIFICATION NUMBER

     The Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS rules and regulations for certain shareholders who have not certified that the Social Security number or taxpayer identification number ("TIN") they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS.
This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

     To avoid backup withholding you must certify on the Account Application that your Social Security number or TIN is correct and that you are not subject to backup withholding.

STATEMENTS AND REPORTS

     The Fund sends confirmation statements after each transaction affecting your share balance and/or account registration. An annual statement is sent detailing any dividends or distributions. The Fund also sends quarterly reports which provide, among other things, a list of the Fund's portfolio holdings.

HOUSEHOLD MAILINGS

     To reduce Fund expenses, the Fund attempts to identify related shareholders within a household and to send only one copy of a shareholder report or prospectus per household.

     If you do not want the mailing of shareholder reports and prospectuses combined with other members in your household, contact the Fund at
1-800-432-2504 and your request will become effective within 30 days.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's portfolio holdings are published and mailed to shareholders twice a year in the annual and semi-annual reports which are mailed approximately 60 days after the end of the Fund's second and fourth fiscal quarters. In addition, the Fund publishes its portfolio holdings on its website
(and the SEC website) approximately sixty days after the end of each fiscal quarter.

                                       20

Other information concerning the Funds' portfolio holdings may also be published on the Clipper Funds' website from time to time.

EMERGENCY CIRCUMSTANCES

     The Fund may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the
Fund by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing or redeeming shares by mail or overnight express delivery. The Fund can suspend redemptions and/or delay payments of redemption proceeds when the
New York Stock Exchange is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission
("SEC").

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The Fund's SAI has been filed with the SEC and is incorporated in this prospectus by reference, which means it is legally considered part of this prospectus. It contains more details on all aspects of the Fund. You may request a copy of the SAI, free of charge, by calling Shareholder Services at
1-800-432-2504. The SAI is also available on the Fund's website at
WWW.CLIPPERFUND.COM.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
This information, for the years ended December 31, 2003 and December 31, 2004, has been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, and is incorporated by reference in the SAI. The financial highlights for the years preceding 2003 were audited by another independent registered public accounting firm whose reports expressed unqualified opinions on those statements.

     The Annual Report and the Semi-Annual Report to Shareholders and the Fund's
financial statements are available, free of charge, by contacting the Fund at
1-800-432-2504.

                                       21

                                                                                   YEAR ENDED DECEMBER 31,

                                                                     2004         2003       2002         2001       2000
                                                                    ------       ------     ------       ------     ------

PER SHARE DATA:
Net asset value, beginning of year ..............................   $87.97       $75.73     $83.53       $79.25     $65.28

Income (loss) from investment operations:
   Net investment income ........................................     0.58         0.72       1.05         1.08       1.83
   Net realized and unrealized gains (loss) on investments ......     4.51        13.87      (5.65)        7.03      22.40
                                                                    ------       ------     ------       ------     ------
Total income (loss) from investment operations ..................     5.09        14.59      (4.60)        8.11      24.23

Less distributions:
   Distributions from net investment income .....................    (0.57)       (0.73)     (1.05)       (1.08)     (1.86)
   Distributions of Return of capital ...........................       --           --         --           --      (0.02)
   Distributions from net realized gain on investments ..........    (2.81)       (1.62)     (2.15)       (2.75)     (8.38)
                                                                    ------       ------     ------       ------     ------

Net asset value, end of year ....................................   $89.68       $87.97     $75.73       $83.53     $79.25

TOTAL RETURN ....................................................     5.9%        19.3%      (5.5%)       10.3%      37.4%

RATIOS AND SUPPLEMENTAL DATA:
   Net Assets, ($000,000s) end of year ..........................   $7,208       $6,963     $5,002       $2,685     $1,366
   Ratio of expenses to average net assets:
   Gross of expense reduction ...................................     1.12%        1.13%      1.12%        1.12%      1.11%
   Net of expense reductions ....................................     1.12%        1.12%      1.07%        1.08%      1.09%
   Ratio of net investment income to average net assets .........     0.65%        0.98%      1.60%        1.72%      2.88%
   Portfolio turnover rate ......................................       19%          25%        48%          23%        46%
   Number of shares outstanding at end of year (000s) ...........   80,374       79,162     66,050       32,144     17,241

                                       22

SHAREHOLDER PRIVACY NOTICE

Clipper FundSM (the "Fund") collects nonpublic personal information about its shareholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information which is not publicly available and any list, description, or other grouping of shareholders that is derived using such information. For example, it includes your address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

     o    Information we receive from you on applications or other forms;

     o    Information about your transactions with others, such as your financial adviser and other such intermediaries.

     We do not disclose nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

     o    We receive your prior written consent;

     o    We believe the recipient is your authorized representative;

     o    We are permitted by law to disclose the information to the recipient in order to service your account(s); or

     o    We are required by law to disclose information to the recipient.

     If you decide to close your account(s), we will continue to adhere to the privacy policies and practices as described in this notice.

     If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will also govern how your nonpublic personal information will be shared with other parties.

     We restrict access to your personal and account information to those employees who need to know that information to service your account(s). The Fund maintains physical, electronic, and procedural safeguards to protect your nonpublic personal information.

                                       23

FOR MORE INFORMATION

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL/QUARTERLY REPORTS

Additional information about the Fund's investments is available in the Fund's
Annual, Semi-Annual and Quarterly Reports to shareholders. The Fund's Annual
Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODE OF ETHICS

The SAI provides more detailed information about the Fund and is incorporated into (and thus is legally a part of) this prospectus. The Code of Ethics describes the personal investing policies adopted by the Fund and the Adviser.

You can get free copies of the Fund's shareholder reports and the SAI and request other information about the Fund by contacting the Fund at:

Clipper Fund(SM)

2949 East Elvira Road, Suite 101

Tucson Arizona, 85706

Telephone: 1-800-432-2504

Internet: www.clipperfund.com

The Fund's shareholder reports, SAI, Code of Ethics, and other information are available at the SEC's Public Reference Room in Washington D.C. (1-202-942-8090)
or on the EDGAR database on the SEC's Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by sending an
e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

Investment Company File No. 811-21758

                               [CLIIPER FUND LOGO]

                                   PROSPECTUS
                                FEBRUARY 13, 2006

                                                                  Draft: 12/1/05

                                  CLIPPER FUND
                             AN AUTHORIZED SERIES OF
                               CLIPPER FUNDS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 13, 2006

                        2949 East Elvira Road, Suite 101
                             Tucson, Arizona 85706]

Clipper Fund ("Fund") is an authorized series of Clipper Funds Trust. The Fund is an open-end management investment company issuing shares which are not yet publicly offered.

This statement of additional information ("SAI") is not a prospectus but contains information in addition to, and more detailed than, that set forth in the Fund's prospectus (the "Prospectus") and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling
Shareholder Services at 1-800-432-2504. This SAI and the Prospectus are both dated February 13, 2006. Capitalized terms used herein and not defined have the same meanings as in the Prospectus.

The Fund intends to commence operations on or about May 1, 2005, the date of the acquisition of the assets and liabilities of Clipper Fund, Inc. (the
"Predecessor Fund"), a registered investment company for which Davis Selected
Advisers, L.P. ("Davis" or the "Adviser") serves as investment adviser. As of the date of the acquisition, all of the holders of issued and outstanding shares of the Predecessor Fund will receive shares of the Fund. The Fund has the same investment objective and principal investment policies as, and principal investment restrictions which are substantially similar to, those of the
Predecessor Fund. The Board of Trustees of the Trust is composed primarily of the same persons who served on the Board of Directors of the Predecessor Fund.

Annual and Semi-Annual Reports will be available after the Fund has completed the applicable fiscal periods. When available, the Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the fiscal period covered by the Report.
Investors may obtain copies of the Predecessor Fund's Annual and Semi-Annual
Reports by calling Shareholder Services at 1-800-432-2504. The Annual and
Semi-Annual Reports are also available on the Predecessor Fund's website at
WWW.CLIPPERFUND.COM.

APPENDIX B Summary of Proxy Voting Policies

                                      -i-

                         GENERAL INFORMATION AND HISTORY

The Fund is a Delaware Business Trust and was formed under formed under the Law of Delaware on February 22, 2005. The Fund is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company.

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than
10% of the outstanding voting securities of any one issuer. While the Fund is a non-diversified investment company and therefore is not subject to the statutory diversification requirements discussed above, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the
"Code").

The primary investment objective of the Fund is long-term capital growth and capital preservation. This primary investment objective is fundamental and cannot be changed without shareholder approval. See the prospectus for a description of the Fund's principal investment strategies.

                      INVESTMENT RESTRICTIONS AND POLICIES

The restrictions designated as fundamental policies in the Fund's Prospectus or
SAI may not be changed without approval by the holders of a majority of the
Fund's outstanding shares (as defined in the 1940 Act). If the Fund's Board of
Trustees determines, however, that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Fund's Board may make such change without shareholder approval and will disclose any such material change in the then current prospectus. Any policy that is not specified in the Fund's Prospectus or in the SAI as being fundamental is non-fundamental.

FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted and will follow the fundamental investment policies set forth below, which may not be changed without the approval of the lesser of (i)
2/3 or more of the voting securities present at a duly held meeting of Fund shareholders at which a quorum (more than 50% of outstanding shares) is present, or (ii) more than 1/2 of the outstanding voting securities of the Fund.

The Fund may not:

(1) Borrowing and Senior Securities. Borrow money or issue senior securities (as defined in the 1940 Act), except (a) with regard to senior securities, as permitted pursuant to an order or a rule issued by the Securities and Exchange
Commission (the "SEC"), (b) that the Fund may borrow from banks up to 15% of the

                                      -1-

current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists), and
(c) the Fund may enter into reverse repurchase agreements.

(2) Real Estate. Purchase or sell real estate (other than securities issued by companies that invest in real estate or interests therein or secured by real estate or interests therein).

(3) Commodities. Purchase commodities or commodity contracts.

(4) Underwrite Securities. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.

(5) Loans. Make loans to other persons, except that the Fund may lend portfolio securities to or enter into repurchase agreements with certain brokers, dealers and financial institutions aggregating up to 33 1/3% of the current value of the
Fund's total assets.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Trust's Board of Trustees without the approval of the Fund's shareholders.

The Fund may not:

(1) Margin. Purchase securities on margin, except for short term credits necessary for the clearance of transactions.

(2) Investing for Control. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(3) Pledge, Mortgage, Hypothecate. Pledge, mortgage, or hypothecate more than
15% of its net assets.

CONCENTRATION AND DIVERSIFICATION OF INVESTMENTS

The Fund intends to comply with the diversification standards applicable to regulated investment companies under the Code, which requires that the Fund diversify its holdings so that, at the end of each fiscal quarter, (a) at least
50% of the market value of the Fund's assets is represented by cash, U.S.
Government securities, securities of other regulated investment companies and other securities limited with respect to any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or

                                      -2-

more issuers which the Fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

The Fund may invest greater than 25% of its net assets in the securities of issuers conducting their principal business activities in the same industry.
While the Fund's strategy of concentrating its investments in a limited number of securities and at times within certain industries has the potential to generate attractive returns over time, it may increase the volatility of the
Fund's investment performance as compared to funds that invest in larger numbers of securities. If the securities in which the Fund invests perform poorly, the
Fund could incur greater losses than if it had invested in a larger number of securities.

INVESTMENT RESTRICTIONS GENERALLY

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI which involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limit is exceeded immediately after and as a result of the specified acquisition of securities or utilization of assets.

             ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISKS

The Fund's principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail certain of the Fund's investment strategies and the associated risks.

COMMON STOCK

The Fund mainly invests in common stock. Common stock represents an equity or ownership interest in an issuer. It typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock. Common stock is subject to the market and other risks described in the Prospectus.

PREFERRED STOCK

The Fund may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock dividends may be cumulative (requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock), non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock does not ordinarily carry voting rights. The rights of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with the corporation's debt securities. For a description of preferred stock ratings see Appendix A.

                                      -3-

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. These are bonds or preferred stocks that are convertible into a corporation's common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

The value of convertible securities is a function of their investment value
(determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

WARRANTS

The Fund may invest in warrants. A warrant entitles the holder to buy a stated
number of shares of a security at a fixed price by a specified date. The Fund may invest in a warrant to participate in an anticipated increase in the market value of the underlying security. If the market value of such security increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may only purchase warrants on securities in which the Fund may invest directly.

DEBT SECURITIES

The Fund may invest in debt obligations of corporate issuers, the U.S.
Government, states, municipalities, or state or municipal government agencies that, in the opinion of the Adviser, offer long-term capital appreciation possibilities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of

                                      -4-

investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Adviser expects interest rates to rise, unless the Adviser nonetheless expects the potential for capital gains (because, for example, the debt obligations are convertible into equity securities).

The Fund's investments in debt securities will generally consist of investment grade securities rated BBB or higher by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") or Baa or higher by Moody's
Investors Service, Inc. ("Moody's"), as well as unrated securities which the
Adviser believes have similar characteristics. For a description of debt security ratings see Appendix A.

NON-INVESTMENT GRADE SECURITIES

The Fund may invest in non-investment grade securities. Such securities may include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks. Below-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are likely to lead to a weakened capacity to pay principal and interest compared to higher-grade securities. The fixed income and convertible securities may be non-rated debt and/or debt rated as low as D, the lowest rating category of S&P and Moody's. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Such debt obligations are regarded as extremely speculative investments with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to deterioration of general economic conditions. For a description of non-investment grade security ratings see Appendix A.

SHORT-TERM INVESTMENTS

In order to earn a return on uninvested assets, to meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in domestic and foreign money market instruments, which include certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S.
Government agency securities, repurchase agreements collateralized by U.S.
Government securities, short-term corporate debt securities, and commercial paper as described below. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Fund.
The Fund will not invest in any security issued by a commercial bank unless: (i)
the bank has total assets of at least $1 billion, or the equivalent in non-U.S.
currencies; (ii) in the case of a U.S. bank, it is a member of the Federal
Deposit Insurance Corporation; and (iii) in the case of foreign branches of a
U.S. bank, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities that may be purchased by the Fund.

The Fund may invest in U.S. Government agency obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal
Home Loan Bank ("FHLB"), the Student Loan Marketing Association, the
Export/Import Bank of the United States, Farmers Home Administration, Federal
Farm Credit Bank, Federal Housing Administration, Government National Mortgage
Association ("GNMA"), Maritime

                                      -5-

Administration, Small Business Administration, and the Tennessee Valley
Authority. The Fund may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration
backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, Federal Home Loan Mortgage
Company, Federal Intermediate Credit Banks, Federal Land Banks, Federal National
Mortgage Association and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), and others are supported by the right of the issuer to borrow from the Treasury. A guarantee of principal by an agency or instrumentality of the U.S. Government may be a guarantee of payment at the maturity of the obligation; in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The
Fund will only invest in commercial paper rated A-1 or A-2 by S&P, or Prime-1 or
Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality. Refer to Appendix A for a description of commercial paper ratings.
Certain notes may have floating or variable rates. A variable or floating rate note with a demand notice period exceeding seven days will be subject to the
Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, based on procedures adopted by the Board of Trustees, such note is liquid.

BANK DEBT INSTRUMENTS

Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance
Corporation or the Federal Savings and Loan Insurance Corporation. Certificates
of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time
(usually from 14 days to one year) at a stated or variable interest rate.
Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated
interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements collateralized by U.S. Government securities. In a repurchase agreement, the Fund buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. Under a repurchase agreement, the seller is required to maintain the value of securities, subject to the agreement, at a minimum of 102% of the repurchase price. The value of

                                      -6-

the securities will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with such requirement.

Repurchase agreements may be considered loans by the Fund to the seller, collateralized by the underlying securities. The use of repurchase agreements involves certain risks. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the agreement is entered into and at all times thereafter during the term of the agreement. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

FOREIGN SECURITIES

The Fund may invest in foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, are represented by American
Depositary Receipts ("ADRs") listed on a domestic securities exchange, or are traded in the U.S. over-the-counter market. The Fund does not hold foreign currency as an investment and will not invest in foreign currency contracts.

AMERICAN DEPOSITARY RECEIPTS. ADRs are publicly traded on exchanges or over-the-counter in the United States. ADRs may be "sponsored" or "unsponsored."
In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the holders of the ADRs. Foreign issuers whose securities underlie unsponsored ADRs are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs are traded, and the market value of the ADRs may not be correlated with such information.

GENERAL RISKS OF INVESTING IN FOREIGN SECURITIES. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

     FOREIGN SECURITIES MARKETS. Trading volume on foreign markets is substantially less than on the New York Stock Exchange ("NYSE"). Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be

                                      -7-

able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for U.S. securities. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions, and there may be limited legal recourse against an issuer in the event of a default on a debt instrument.

     CURRENCY RISK. The value of foreign securities held by the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund's assets that are denominated in that currency or traded in that country. In addition, the Fund may incur costs in connection with conversion between various currencies.

     POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund's investments.

     REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. Some of the foreign securities held by the Funds may not be registered with the SEC, nor will the issuers thereof be subject to the SEC's reporting requirements. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and requirements as U.S. companies.

     FOREIGN TAX RISK. The Fund's income from foreign issuers may be subject to
non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. However, to the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

     TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities, including without limitation securities subject to contractual or legal restrictions on resale because they have not been registered under the
Securities Act of 1933, as amended, and securities such as repurchase agreements having a maturity of longer than seven days. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

                                      -8-

The Board of Trustees has authorized the Adviser to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The fair value of these securities will be determined by or under the supervision of the Board of Trustees in accordance with Board-approved Pricing
Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on such a security will reflect its ultimate value on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 10% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner.
As a result, the Fund may be forced to hold illiquid securities while their prices depreciate, which may cause the Fund's net asset value to decline.

BORROWING

The Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets
(but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exist). If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan are maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund does not currently lend its portfolio securities nor does it have any present intention to lend portfolio securities having an aggregate value in excess of 10% of the current value of the Fund's total assets. However, the Fund reserves the right to lend portfolio securities having an aggregate value of up to 33 1/3% of the current value of the Fund's total assets. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional

                                      -9-

income or receive an agreed upon fee from a borrower that had delivered cash-equivalent collateral. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Fund or the Adviser.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

The Fund may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. When-issued or forward delivery securities refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.
When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by the Fund until it receives payment or delivery from the other party to any of the transactions described above. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

The Fund will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. The value of the securities underlying a when-issued or a forward delivery purchase of securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of the
Fund starting on the date the Fund agrees to purchase the securities. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Fund may earn income on securities it has deposited in a segregated account. The Fund engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices, and not to increase its investment leverage.

PORTFOLIO TURNOVER

A change in the securities held by the Fund is known as "portfolio turnover." In addition to trading costs, higher rates of portfolio turnover may result in the realization of capital gains. The Fund will not normally engage in short-term trading, but reserves the right to do so. The portfolio turnover rate for the
Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

The Fund's portfolio turnover may temporarily increase due to increased shareholder activity or due to the Adviser repositioning the investment portfolio. A higher turnover rate may increase portfolio transaction expenses, including brokerage commissions, and may result in higher taxes being owed by shareholders if net capital gains are recognized.

                                      -10-

INVESTMENT COMPANIES

In connection with the management of its daily cash position, the Fund may invest in securities issued by other investment companies. The Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts called passive foreign investment companies.

Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made, not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO HOLDINGS INFORMATION IS PROTECTED. Clipper Fund's portfolio holdings are proprietary information which the Adviser is committed to protecting. The
Fund has adopted procedures reasonably designed to ensure that portfolio holdings are not released on a selective basis except to qualified persons rendering services to the Funds which require that they receive information concerning portfolio holdings. Neither the Fund, nor the Adviser receives compensation with respect to the disclosure of portfolio holdings.

HOW PORTFOLIO HOLDINGS INFORMATION IS RELEASED. The Fund may disclose portfolio holdings to outside persons in a number of situations, including the following:
(1) disclosure to a broker-dealer of one or more securities in connection with the purchase or sale by a Fund of such securities; (2) requests for price quotations on individual securities from a broker-dealer for the purpose of calculating the Fund's net asset value; (3) requests for bids on one or more securities; (4) disclosures in connection with litigation involving Fund portfolio securities; (5) disclosure to regulatory authorities; (6) The Fund's portfolio managers may from time to time make statements to the press about a
Fund's portfolio and the securities subject to these statements may or may not have been previously disclosed; (7) employees of the Adviser may attend due diligence meetings with existing or potential investors in which specific Fund holdings are discussed and other information which the employee reasonably believes cannot be used in a manner which would be harmful to the Funds; and the
Adviser may provide a wide variety of information about the Fund (other than portfolio holdings) to existing and potential investors and intermediaries working on behalf of such investors. Such information may not be available from publicly available information and may consist of statistical and analytical information concerning the portfolio as a whole and how it has performed, without naming specific portfolio securities.

                                      -11-

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. Information about portfolio holdings which has previously been made public may be freely shared. Information about portfolio holdings may become "public" by (1) publication on the Fund's website,
(2) filing with the SEC on Form N-CSR or Form N-Q (only quarterly filings, not voluntary filings), or (3) other publication determined by the Adviser's Chief
Legal Officer or his designee, in writing stating his rational, to be public.

Clipper Fund generally publishes its portfolio holdings on fiscal quarters with a 60-day lag. Clipper Fund's Executive Vice President, or his designee, may authorize publication portfolio holdings on a more frequent basis. Portfolio holdings will then be published on the Clipper Fund website.

Clipper Fund's portfolio holdings procedures prohibit release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries which distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Portfolio holdings may be reviewed by third parties for legitimate business purposes, but only if: (1) the Chief Operating Officer, or his designee, considers the application for review and, in his or her business judgment, the requesting third party (i) has a legitimate business purpose for reviewing the portfolio holdings and (ii) does not pose a material risk to the client(s) whose portfolios will be reviewed; and (2) the third party enters into an acceptable Confidentiality Agreement (including a duty not to trade). Clipper
Fund's Board of Trustees are notified of the addition of new third parties at the next scheduled quarterly meeting of the Board of Trustees. The directors review the addition of new third parties, considering whether or not the release of information to the third parties is in the best interest of the Funds and shareholders.

THIRD PARTIES RECEIVING PORTFOLIO HOLDINGS INFORMATION. As of January 1, 2006,
each of the below listed third party service providers have been approved to receive information concerning Selected Funds' portfolio holdings: (1)
PricewaterhouseCoopers, LLP, (serves the as the Fund's Independent Registered
Public Accounting Firm); (2) IRRC (provides proxy voting services); (3) UBS
(provides securities lending services); (4) Wilshire Associates (provides investment performance attribution reports); and (5) State Street Bank and Trust
(serves as the Funds' custodian bank).

                             MANAGEMENT OF THE FUND

The business of the Fund is supervised by its Board of Trustees. The Board establishes the Fund's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund, the
Adviser, and other service providers. The Board currently consists of five
Trustees, who are elected and serve until their successors are elected and qualified. Information about the Trustees, including their business addresses, ages, principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Trustee is considered "independent" to the extent the Trustee is not an
"interested person" of the Fund ("Independent Trustees"), as that term is defined in Section 2(a)(19) of the 1940 Act.

                                      -12-

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                   TERM OF         PRINCIPAL          IN FUND
                                POSITION(S)      OFFICE AND      OCCUPATION(S)        COMPLEX            OTHER
                               HELD WITH THE      LENGTH OF      DURING PAST 5      OVERSEEN BY   DIRECTORSHIPS HELD
   NAME, ADDRESS, AND AGE          TRUST         TIME SERVED         YEARS          TRUSTEE(2)        BY TRUSTEE

INDEPENDENT TRUSTEES(1)

F. Otis Booth, Jr.                Trustee        Indefinite     Private investor         2        Clipper Fund, Inc.
2949 E. Elvira Road, Suite 101                    and since
Tucson, Arizona 85706.                            inception
born 09/28/1923

Lawrence P. McNamee               Trustee        Indefinite     Retired educator         2        Clipper Fund, Inc.
2949 E. Elvira Road, Suite 101                    and since
Tucson, Arizona 85706.                            inception
born 09/12/1934

Norman B. Williamson              Trustee        Indefinite     Private investor         2        Clipper Fund, Inc.
2949 E. Elvira Road, Suite 101                    and since
Tucson, Arizona 85706.                            inception
born 05/18/1932

                                                                  Professor of
                                                                  Finance and
Lawrence E. Harris                Trustee        Indefinite         Business
2949 E. Elvira Road, Suite 101                    and since        Economics,
Tucson, Arizona 85706.                            inception     Marshall School
born 09/16/1956                                                   of Business,
                                                                 University of
                                                                    Southern             1               None
                                                                California, Los
                                                                  Angeles, CA

                                                               Private Investor,
                                                                  Real Estate
                                                                  Development
Steven N. Kearsley                Trustee        Indefinite       Professor of
2949 E. Elvira Road, Suite 101                    and since       Finance and
Tucson, Arizona 85706.                            inception         Business             1               None
born 09/29/1941                                                    Economics,
                                                                Marshall School
                                                                  of Business,
                                                                 University of
                                                                    Southern
                                                                California, Los
                                                                  Angeles, CA

(1) All of the Trustees qualify as Independent Trustees who are not "interested"
persons of the Trust, as defined in the 1940 Act.

(2) The two portfolios are the Clipper Fund portfolio of Clipper Fund, Inc.
(which will merge out of existence if approved by shareholders) and the Clipper
Fund series of the Clipper Funds Trust.

A Special Meeting of Shareholders has been called for April 21, 2006, at which meeting each Trustee is a nominee for re-election.

During the fiscal year ended December 31, 2005, the Board of Directors of
Clipper Fund, Inc. (Predecessor Fund") met 16 times. It is expected that the
Board of Trustees will meet at least quarterly at regularly scheduled meetings.
Each incumbent Director of the Predecessor Fund attended at least 75% of the meetings of the Predecessor Fund's board held during the year ended December 31,
2005, including the meetings of the Board's standing committees on which such
Director/Trustee was a member.

                                      -13-

STANDING COMMITTEES

The Board has an Audit Committee comprised solely of Independent Trustees.
Messrs. Booth, McNamee and Williamson are the current members of the Committee.
The Fund Board has adopted a written Audit Committee Charter. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Fund's independent registered public accounting firm (the "Accounting
Firm"), approves all auditing and other services provided to the Fund by the
Accounting Firm, and reviews with the Accounting Firm the plan and results of the audit engagement and matters having a material effect on the Fund's financial statements. During the fiscal year ended December 31, 2005, the Audit
Committee of the Predecessor Fund held one meeting.

The Board has a Nominating Committee, comprised solely of Independent Trustees.
Messrs. Booth, McNamee and Williamson are the current members of the Committee.
The Fund Board has adopted a written Nominating Committee Charter. The
Nominating Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. During the fiscal year ended December 31, 2005, the Nominating Committee of the
Predecessor Fund held one meeting.

Shareholders may communicate with the Board by writing to Thomas Tays, Secretary of the Clipper Funds, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

FUND SECURITIES OWNED BY TRUSTEES

The Fund had not issued any securities and did not have any operations in the year ended December 31, 2005. Thus, no Trustee (nor any other individual) had an investment in the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Trustee in the Clipper Fund, Inc., the predecessor to the Fund as of December 31, 2005. The information as to beneficial ownership is based on statements furnished by each Trustee.

                                      -14-

--------------------------------------------------------------------------------
                                                         DOLLAR RANGE OF EQUITY
                                                         SECURITIES IN THE FUND
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
F. Otis Booth Jr. Over $100,000
--------------------------------------------------------------------------------
Lawrence P. McNamee                                           Over $100,000
--------------------------------------------------------------------------------
Norman B. Williamson                                          Over $100,000
--------------------------------------------------------------------------------
Lawrence E. Harris                                                None
--------------------------------------------------------------------------------
Steven N. Kearsley                                                None
--------------------------------------------------------------------------------

TRUSTEE COMPENSATION

Trustees of the Fund who are not employees of the Adviser or any of its affiliates ("Independent Trustees") receive an aggregate annual retainer of
$20,000 from the Fund for service on the Fund's Board. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Fund did not have any operations in the year ended December 31, 2005.

The following table sets forth Trustee compensation for the fiscal year ending
December 31, 2005 for services as directors of Clipper Fund, Inc., the predecessor to Clipper Funds, Trust.

----------------------------------------------------------------------------------------------------------------------
                                 AGGREGATE
                             COMPENSATION FROM   PENSION OR RETIREMENT     ESTIMATED ANNUAL      TOTAL COMPENSATION
                              THE PREDECESSOR     BENEFITS ACCRUED AS        BENEFITS UPON        FROM FUND COMPLEX
         DIRECTOR                   FUND         PART OF FUND EXPENSES        RETIREMENT          PAID TO DIRECTORS
----------------------------------------------------------------------------------------------------------------------

"INTERESTED" DIRECTOR
----------------------------------------------------------------------------------------------------------------------
James H. Gipson(1)                  $0                      $0                      $0                    $0
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------
F. Otis Booth, Jr.,                $10,000                  $0                      $0                   $10,000
Director
----------------------------------------------------------------------------------------------------------------------
Lawrence P. McNamee,
Director                           $10,000                  $0                      $0                   $10,000
----------------------------------------------------------------------------------------------------------------------
Norman B. Williamson,
Director                           $10,000                  $0                      $0                   $10,000
----------------------------------------------------------------------------------------------------------------------

(1) MR. GIPSON RESIGNED AS A DIRECTOR OF THE FUND EFFECTIVE ON THE CLOSE OF
BUSINESS DECEMBER 31, 2005.

EXECUTIVE OFFICERS

Officers of the Fund are elected by the Board of Trustees to oversee the day-to-day activities of the Fund.

All Clipper Fund officers hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (the Adviser), Davis
Selected Advisers - NY, Inc. (the sub-adviser), Davis Distributors, LLC
(principal underwriter), and other affiliated companies.

                                      -15-

Clipper Fund does not pay salaries to any of their officers. The principal occupation for the last five years for each executive officer is described below:

CHRISTOPHER C. DAVIS (BORN 7/13/65, PRESIDENT OF CLIPPER FUND SINCE 12/19/05).
Chairman and Chief Executive Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC;
Chief Executive Officer, President or Vice President of each of the Davis Funds
(consisting of 12 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds Trust (consisting of one portfolio); Employee of Shelby Cullom
Davis & Co. (registered broker/dealer).

KENNETH C. EICH (BORN 8/14/53, PRINCIPAL EXECUTIVE OFFICER OF CLIPPER FUND SINCE
12/19/05). Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.
Executive Vice President and Principal Executive Officer of each of the Davis
Funds (consisting of 12 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds Trust (consisting of one portfolio).

DOUGLAS A. HAINES, CPA, (BORN 3/4/71, PRINCIPAL EXECUTIVE OFFICER OF CLIPPER
FUND SINCE 12/19/05). Director of Fund Accounting, Davis Selected Advisers, L.P.
Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer,
and Principal Accounting Officer of each of the Davis Funds (consisting of 12 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds
Trust (consisting of one portfolio).

SHARRA L. REED (BORN 9/25/66, CHIEF COMPLIANCE OFFICER OF CLIPPER FUND SINCE
12/19/05). Vice President, Chief Compliance Officer each of the Davis Funds
(consisting of 12 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds Trust (consisting of one portfolio).

THOMAS D. TAYS, CPA, CFA, (BORN 3/7/57, SECRETARY OF CLIPPER FUND SINCE
12/19/05). Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and
also serves as an executive officer in certain companies affiliated with the
Adviser. Vice President and Secretary each of the Davis Funds (consisting of 12 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds
Trust (consisting of one portfolio).

                     INVESTMENT ADVISORY AND OTHER SERVICES

Certain information regarding investment advisory and other services is in the
Fund's Prospectus.

On September 30, 2005, the Fund's previous investment adviser, Pacific Financial
Research, Inc. ("PFR"), announced its intention to reorganize with an affiliated company Barrow, Hanley, Mewhinney & Strauss, Inc. on or about January 1, 2006.
The reorganization is part of a succession planning process to address the decision of three of the six principals of PFR and portfolio managers of the
Fund, James H. Gipson, Michael C. Sandler and Bruce G. Veaco, to leave PFR on
December 31, 2005 and resign their positions with the Fund.

                                      -16-

On December 19, 2005, the Board terminated the investment advisory contract with
PFR, effective December 31, 2005. On December 19, 2005, the Board approved an investment advisory and sub-advisory contract with the Adviser. If approved by shareholders prior to May 30, 2006, this investment advisory and sub-advisory contract will continue until January 1, 2008, and into the future so long as it is approved by the Board annually in accordance with legal requirements. This investment advisory and sub-advisory contract has been drafted with the Fund identified as a Delaware statutory trust based on the assumption that shareholders will approve the reorganization described in Proposal 4.

To proceed under the investment advisory and sub-advisory contract requires shareholder approval. If shareholders do not approve the agreement, the Board will take appropriate action after reviewing the available alternatives, including, among others, re-soliciting shareholder approval.

THE ADVISER

Davis Selected Advisers, L.P. serves as the investment adviser for the Clipper
Fund. The Adviser's head quarters are located at 2949 East Elvira Road, Suite
101, Tucson, Arizona 85706. Davis Selected Advisers, L.P. provides investment advice for the Fund, manages its business affairs and provides day-to-day administrative services. Davis Selected Advisers, L.P. also serves as investment adviser for other mutual funds and institutional and individual clients. Davis
Selected Advisers, L.P. activities are devoted to investment research and the supervision of investment accounts for individuals and institutions.

Davis Selected Advisers-NY, Inc., serves as the sub-adviser for the Fund. Davis
Selected Advisers-NY, Inc.'s offices are located at 609 Fifth Avenue, New York,
New York 10017. Davis Selected Advisers-NY, Inc., provides investment management and research services for other mutual funds and institutional clients. Davis
Selected Advisers-NY, Inc. is a wholly owned subsidiary of Davis Selected
Advisers, L.P. Davis Selected Advisers-NY, Inc.'s fee is paid by Davis Selected
Advisers, L.P., not the Fund.

THE NEW ADVISORY AND SUB-ADVISORY CONTRACTS

As of January 1, 2006 the Fund entered into an investment advisory and sub-advisory contract ("Advisory and Sub-Advisory Contract") with the Adviser.
If approved by shareholders prior to May 30, 2006, the Advisory and Sub-Advisory
Contract will continue until January 1, 2008, and into the future so long as it is approved by the Board annually in accordance with legal requirements.

Under the Advisory and Sub-Advisory Contract, the Adviser is entitled to receive for its services a management fee as follows (expressed as a percentage of the
Fund's average daily net assets): 0.65% of assets up to $500 million, 0.60% of assets greater than $500 million and up to $1 billion, 0.55% of assets greater than $1 billion and up to $3 billion, 0.54% of assets greater than $3 billion and up to $4 billion, 0.53% of assets greater than $4 billion and up to $5 billion,

                                      -17-

0.52% of assets greater than $5 billion and up to $6 billion, 0.51% of assets greater than $6 billion and up to $7 billion, 0.50% of assets greater than $7 billion and up to $10 billion, and 0.485% of assets greater than $10 billion.
For calendar year 2006, Davis Selected Advisers, L.P. has agreed to voluntarily waive all management fees in excess of 0.50%.

The Predecessor Fund paid investment advisory fees to its former Adviser,
Pacific Financial Research, Inc., at an annual rate of 1.00%. These fees amounted to $62,434,656, $69,420,087, and $56,928,901 for the years ended
December 31, 2005, 2004, and 2003, respectively.

The Advisory and Sub-Advisory Contract is terminable on 60 days' written notice by vote of a majority of the outstanding shares, or by vote of a majority of the
Fund's Board, or by the Adviser on 60 days written notice, and automatically terminated in the event of its assignment (as defined in the 1940 Act).

As the Fund's investment adviser, Davis is responsible for investing and reinvesting the Fund's assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In choosing broker-dealers to handle portfolio securities transactions, Davis seeks to obtain the best price and most favorable execution available.

Under the Fund's investment advisory agreement with the Adviser (the "Advisory
Agreement"), the Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities, in accordance with the Fund's investment objective,
(ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Adviser, (iii) maintains required books and records with respect to the Fund's securities transactions and provides such periodic and special reports as reasonably requested by the
Fund's Board of Trustees, (iv) provides the custodian of the Fund's securities on each business day with a list of trades for that day, and (v) provides persons satisfactory to the Fund's Board of Trustees to act as officers of the
Fund. The Adviser is also responsible for (i) the compensation of any of the
Fund's Trustees and officers who are interested persons of the Adviser or its affiliates (other than by reason of being Trustees, officers or employees of the
Fund) and (ii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective investors.

The Fund is responsible and has assumed the obligation for payment of all of its other expenses, including without limitation (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d)
compensation of any of the Fund's Trustees, officers or employees who are not
"interested persons" of the Fund, (e) charges and expenses of the Fund's custodian, transfer and dividend paying agent and registrar, (f) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (g) legal and auditing expenses, (h) printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (i) payment of all investment advisory and Fund administration fees, (j) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws, including expenses of renewing and increasing such registrations and qualifications, (k) insurance premiums on the Fund's property and personnel, including the fidelity bond and liability insurance for officers and Trustees, (l) accounting and bookkeeping costs and expenses necessary to maintain the Fund's

                                      -18-

books and records as required by the 1940 Act, including the pricing of the
Fund's portfolio securities and the calculation of its daily net asset value, and (m) any extraordinary and non-recurring expenses, except as otherwise prescribed herein.

The Advisory and Sub-Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties thereunder. The Trust agrees to indemnify and hold harmless the Adviser (and related persons) against any loss (including reasonable attorneys fees) to which such persons may become subject, insofar as such loss arises out of or is based upon any claims relating to actions or omission by the Trust's former investment adviser.

The Advisory and Sub-Advisory Contract was approved by the Board (including a majority of the Independent Trustees) on December 19, 2005. Shareholders will be asked to approve the contract at a meeting to be held on or about April 21,
2006.

UNDERWRITER. Davis Distributors, LLC (the "Underwriter"), 2949 East Elvira Road,
Suite 101, Tucson, Arizona 85706, is a wholly owned subsidiary of the Adviser and, pursuant to an Underwriting Agreement, acts as principal underwriter of the
Fund's shares on a continuing basis. By the terms of the Underwriting Agreement, the Underwriter pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Fund's shares to the public, including reports to shareholders to the extent they are used as sales literature. The Underwriter also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Underwriting
Agreement are the same as those of the Advisory Agreement.

The Underwriter has agreements with securities dealers and other persons (such as financial planners) for distributing shares of the Fund and/or providing services to shareholders. The Underwriter may pay such firms' service fees for accounts for which representatives of the dealers are responsible and provide services.

As Clipper Fund is sold without imposing front- or back-end sales charges, the
Underwriter does not collect sales charges on the sale of Fund shares. As the
Clipper Fund has not adopted a distribution plan under Rule 12b-1, the
Underwriter does not receive fees from the Fund to pay for distribution.

OTHER COMPENSATION PAID TO DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Underwriter for the Fund, Davis Distributors, LLC ("Underwriter"), makes substantial payments to qualifying dealers and other financial intermediaries who sell Clipper Fund's shares. Qualifying dealers may receive:(i) shareholder servicing fees from the Fund for servicing investors who hold Fund shares through dealer-controlled omnibus accounts; and (ii) other compensation, described below, paid by the Underwriter from its own resources, which may include management fees paid to the Advisor by the Fund and other clients.

                                      -19-

Other compensation paid by the Underwriter from its own resources may include
(i) marketing support payments including business planning assistance, educating personnel about the Selected Funds, and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer; and (ii)
financial assistance paid to dealers that enable the Underwriter to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. A number of factors are considered in determining payments, including the dealer's sales and assets, and the quality of the dealer's relationship with the Underwriter.

The Underwriter routinely sponsors due diligence meetings for registered representatives during which they receive updates on various fund managed by the
Adviser and are afforded the opportunity to speak with portfolio managers.
Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in funds managed by the Adviser, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Underwriter.

The Underwriter may offer other compensation to the extent not prohibited by state or federal laws, the Securities and Exchange Commission, or any self-regulatory agency, such as the NASD. Investors should consult their financial intermediary regarding the details of the payments they may receive in connection with the sale of Fund shares.

The Adviser and the Underwriter, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Adviser may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the
Underwriter and the Adviser may increase or decrease the amount of payments they make from their own resources to plan recipients.

TRAINING AND EDUCATION. Davis Distributors, LLC may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Fund and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to Davis Distributors, LLC's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Fund for costs incurred in conducting training and educational meetings about various aspects of the Fund for the employees of financial intermediaries. In addition, Davis
Distributors, LLC may share expenses with financial intermediaries that distribute the Funds' shares for costs incurred in hosting client seminars where the Fund is discussed.

RECORDKEEPING FEES. Certain financial institutions have chosen to maintain omnibus accounts with the Fund. In an "omnibus account" the Fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Fund and the administrator will then maintain all of the participant accounts. The Adviser, on behalf of the

                                      -20-

Fund, enters into agreements whereby the Fund compensates the dealer or administrator for recordkeeping services.

FUND SUPERMARKETS. The Fund participates in various "Fund Supermarkets" in which a supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor's clients without charging the clients a sales charge. The Fund pays the supermarket sponsor a negotiated fee for distributing the Funds' shares and for continuing services provided to their shareholders.

A portion of the supermarket sponsor's fee (that portion related to sales, marketing or distribution of shares) is paid with fees authorized under the
Distribution Plans.

A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account set-up, shareholder accounting, shareholder inquires, transaction processing and shareholder confirmations and reporting) is paid as a shareholder-servicing fee of the Fund. The Fund would typically be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with the Funds.

BOARD DETERMINATIONS

In determining whether to approve the Advisory and Sub-Advisory Agreement, the
Board of Trustees evaluates information provided by Davis in accordance with
Section 15(c) of the 1940 Act. In a series of meeting held in October, November, and December 2005 the Board considered a number of factors in selecting Davis to serve as investment adviser to the Fund and in approving the Advisory and
Sub-Advisory Agreement, including the nature, extent and quality of services to be furnished by Davis to the Fund; the investment performance of other clients managed by Davis compared to relevant market indexes and the performance of peer groups of investment companies pursuing broadly similar strategies; the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers, and the anticipated profitability and ancillary benefits to Davis of its investment advisory relationship with the
Fund.

The Boards considerations in connection with approving the Advisory and
Sub-Advisory Agreement will be summarized in the Predecessor Fund's Annual
Report dated December 31, 2005, expected to be made publicly available on or about March 1, 2006.

PORTFOLIO MANAGERS

The Portfolio Managers of the Fund are Christopher Davis and Kenneth Feinberg.
They are the persons primarily responsible for investing the Fund's assets on a daily basis.

OTHER ACCOUNTS MANAGED. As of December 31, 2005 Christopher Davis and Kenneth
Feinberg served as portfolio managers for (i) 24 registered investment companies with approximately $57 billion in total net assets, (ii) 10 other pooled investment vehicles with approximately $1 billion in total net assets, and (iii)
approximately 37 thousand other accounts (primarily managed

                                      -21-

money/wrap accounts) with approximately $11.2 billion in total net assets. None of these accounts pays Davis a performance fee.

STRUCTURE OF COMPENSATION. Kenneth Feinberg's compensation for services provided to the Adviser consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in the Adviser's profits, (iii) awards of equity ("Units")
in the Adviser including Units, options on Units, and/or phantom Units, and (iv)
an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by
Morningstar or Lipper. The Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' compensation for services provided to the Adviser consists of a base salary. The Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k)
plan comparable to that received by other company employees.

OWNERSHIP OF FUND SHARES. As of December 31, 2005 the Adviser had not yet become the investment adviser to either Clipper Funds Trust or Clipper Fund, Inc.
Neither Portfolio Manager had made an investment in either Clipper Funds Trust or Clipper Fund, Inc.. As of the date of this Statement of Additional
Information, Clipper Funds Trust had not yet issued shares to the public and had not yet commenced investment activities. Therefore, no party had yet made any investment in Clipper Funds Trust. As of the date of this Statement of
Additional Information, the Adviser, affiliates of the Adviser, and members of the Davis Family had invested in excess of $50 million in the predecessor fund,
Clipper Fund, Inc.

POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

                                      -22-

With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. The Adviser does not receive an incentive based fee on any account.

                             OTHER SERVICE PROVIDERS

State Street Bank and Trust Company ("State Street") is custodian of the Fund's assets and provides accounting services to the Fund. Its address is Post Office
Box 1713, Mutual Funds Operations-P2N, Boston, Massachusetts 02105.

Boston Financial Data Services (the "Transfer Agent") is the Fund's transfer agent. Its address is 330 West 9th Street, 4th Floor, Kansas City, MO 64105.

Paul, Hastings, Janofsky & Walker, LLP, 515 South Flower Street, Los Angeles, CA
90071, acts as legal counsel to the Fund.

                                 CODES OF ETHICS

The Adviser, Sub-Adviser, Underwriter and the Clipper Fund have adopted a Code of Ethics, meeting the requirements of Rule 17j-1 that regulate the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Clipper Fund. Such employees may invest in securities, including securities that may be purchased or held by the Clipper Fund. A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange
Commission.

CONTINUING REGULATION. Davis Advisors, like most other asset managers, is subject to ongoing inquiries from the SEC and/or NASD regarding industry practices.

LITIGATION. In June 2004, a proposed class action lawsuit was filed in the
United States District Court for the Southern District of New York on behalf of investors in certain mutual funds ("Funds") managed by Davis Selected Advisers
L.P. ("Davis Advisors") including the Davis Funds and Selected Fund, but not the
Clipper Fund. The plaintiffs claim that Davis Advisors and its affiliates, and the individual directors of the Funds (collectively the "Defendants") used Fund assets to pay brokers to market the Funds and that the Defendants disguised such payments as brokerage commissions and further failed to disclose such payments in public filings or elsewhere. The lawsuit seeks damages of unspecified amounts. Three substantially identical

                                      -23-

proposed class action lawsuits were filed against the Defendants later in June and July 2004 in the United States Court for the Southern District of New York.
In October 2005 the District court issued an order dismissing the lawsuits. In
December 2005 the Plaintiffs filed an appeal. The Adviser believes the actions are without merit and the Defendants intend to vigorously defend the proceedings.

                              PROXY VOTING POLICIES

The Board has directed the Adviser to vote the Fund's portfolio securities in conformance with the Adviser's Proxy Voting Policies and Procedures. These
procedures are summarized in Appendix B.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this Statement of Additional Information Clipper Funds Trust had not yet issued any shares nor began operations.

As of December 31, 2005, Clipper Fund, Inc. the predecessor fund, was aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of the predecessor fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund. An asterisk below (*) indicates a shareholder of record, not a beneficial owner.

                                                               NUMBER OF SHARES                   PERCENT
                    NAME AND ADDRESS                            OWNED OF RECORD                   OF FUND

Pershing, LLC.
Jersey City,                                                        2,266,143                       5.32%
----------------------------------------------------------------------------------------------------------------------
National Financial Services Corp.
For Exclusive Benefit of Customers
New York, NY                                                       11,408,101                       26.97%
----------------------------------------------------------------------------------------------------------------------
Fidelity Investments Institutional
Operations Co.
As agent for certain employee benefits plans                        7,067,208                       16.60%
Covington, KY
----------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.
SPL custody A/C for Excl Benefit Trust
San Francisco                                                       6,240,584                       14.66%

As of December 31 2005, the Fund's Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. The Adviser, its officers and affiliates, and Davis family members have invested in excess of $50 million in
Clipper Fund, Inc.

                                      -24-

                         PORTFOLIO TRANSACTION PRACTICES

The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Board of Trustees. Following is a summary of the
Adviser's trading policies which are described in Part II of its Form ADV. The
Adviser is a discretionary investment adviser. Accordingly, The Adviser determines the securities and quantities to be bought and sold for each client's account.

BEST EXECUTION. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. Best execution can only be verified after the fact. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. To the extent that
Clients direct brokerage, the Adviser cannot be responsible for achieving best execution. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.

CROSS TRADES. When the Adviser deems it to be advantageous, one fund may purchase or sell securities directly from or to another client account which is managed by the Adviser. This may happen due to a variety of circumstances, including situations when one fund must purchase securities due to holding excess cash and, at the same time, a different fund must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to both funds. The Adviser has adopted written procedures to ensure fairness to both funds.

INVESTMENT ALLOCATIONS. The Adviser considers many factors when allocating securities among clients, including but not limited to the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. The Adviser employs several portfolio managers, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the portfolio manager performing the research may receive priority allocations of limited investment opportunities that are in short supply, including initial public offerings
("IPOs").

Clients are not assured of participating equally or at all in particular investment allocations. The nature of a client's investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions.
For example, (i) large cap equity clients are unlikely to participate in initial public offerings of small-capitalization companies, (ii) the Adviser is likely to allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients

                                      -25-

pursing long-term buy-and-hold strategies, and (iii) private accounts generally do not participate in purchases of foreign securities.

The Adviser attempts to allocate limited investment opportunities, including
IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.

The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example, (i) the Adviser receives different advisory fees from different clients; (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds, Selected
Funds, and Clipper Fund), but do not invest their own capital in every client's account. The majority of the Adviser's clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account,(ii) the fact that the
Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies,(iii) price and timing differences when buying or selling securities, and (iv) the clients' own different investment restrictions.
The Adviser's trading policies are designed to minimize possible conflicts of interest in trading for its clients.

ORDER PRIORITY. The Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. The Adviser's trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed account/wrap program sponsors typically execute orders for managed account/wrap clients. The Adviser's trading desk attempts to coordinate the timing of orders to prevent the Adviser from
"bidding against itself" on such orders.

PATTERN ACCOUNTS. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing Davis Large Cap Value investment strategy may be patterned after Davis New York Venture Fund. The client portfolio would be expected to own many, but not all, of the same portfolio securities as Davis New York Venture Fund. Davis New York Venture Fund
usually owns more securities positions than the Adviser's typical Large Cap
Value client. New portfolio holdings are not usually added to a client account pursuing a Large Cap Value strategy until the Adviser makes it a significant holding in Davis New York Venture Fund. The Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.

                                      -26-

The Adviser generally attempts to aggregate trades for accounts that are purchasing or selling the same security at approximately the same time. However, at times the Adviser executes trades for patterned client accounts after the trade has been executed for the designated mutual fund or the model portfolio that the client account is patterned after. Since most of the Adviser's transactions are in large capitalization exchange-traded equities, the Adviser believes that this does not usually impact the long-term performance of these clients.

Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold; and
(iii) the execution of orders which are to be bunched or aggregated.

AGGREGATED TRADES. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client.
However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser's other client trades.

In general, all the Adviser clients (excluding clients who are directing brokerage and managed money/wrap accounts) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order.
When that order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.

In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.

In accordance with the various managed account/wrap programs in which the
Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser's reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most

                                      -27-

equitable and consistent with its fiduciary obligations to all such clients.
Generally, partially-filled orders are allocated among the particular sponsor's participating clients on a random basis that is anticipated to be equitable over time.

TRADING ERROR CORRECTION. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures which, when the Adviser is at fault, seeks to place a client's account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client's account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, The Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error, or a series of trading errors, is discovered in a client account, then gains and losses on the erroneous trades may be netted.

RESEARCH PAID FOR WITH COMMISSIONS, "SOFT DOLLARS." The Adviser does not use client commissions, "soft dollars", to pay for (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic that are available to the general public; and (iii)
third-party research services. If the Adviser determines to purchase such services, it pays for them using its own resources.

The Adviser's portfolio managers may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers.
Thus, transactions may be directed to a brokerage firm which provides (i)
important information concerning a company, (ii) introductions to key company officers, (iii) industry and company conferences, and (iv) other value added research services.

The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser believes it is important to its investment decision-making to have access to independent research.

EXCEPTIONS. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.

                                      -28-

BROKERAGE COMMISSIONS

The Adviser began managing the Fund on January 1, 2006. The following information relates to the predecessor fund, Clipper Fund, Inc. while it was managed by the former investment adviser. The Fund paid $3,773,043, $1,809,757, and $4,271,440 in aggregate brokerage commissions in the fiscal years ended
December 31, 2005, 2004, and 2003, respectively. During the year ended December
31, 2005, the Adviser directed on behalf of the Fund $1,339,726,435 in transactions with related commissions of $1,992,733 to brokers which provided research services as well as execution. Of that amount, $1,974,021 was paid to full-service broker-dealers which provided proprietary research (i.e., bundled research/execution) and $18,712 was paid to broker-dealers which provided third-party research. During the same year, the Adviser directed on behalf of the Fund $783,393 in commissions to certain brokers which had agreed to credit portions of their brokerage commissions to offset certain Fund expenses.
Pursuant to such agreements, $560,288 of this amount was credited to the Fund.
All trades are placed with brokers on a best execution basis.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust was organized as a Delaware statutory trust on February 22, 2005. The beneficial interest of each series of the Trust is divided into an unlimited number of shares, with no par value. The Fund's shares have equal dividend, distribution, liquidation and voting rights. Holders of the Fund's shares have no conversion or pre-emptive rights. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of capital stock may not be modified except by vote of the holders of a majority of the outstanding shares. The Board of Trustees is authorized to create new series
("funds") or classes of shares of beneficial interest in a fund in addition to those already existing without the approval of shareholders of the Trust. The assets received by the Trust upon sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses of the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund will be allocated on the basis of each fund's relative net assets during the fiscal year. Each issued and outstanding share of a fund is entitled to participate equally in dividends and distributions declared by the fund and upon liquidation or dissolution of the fund in the net assets remaining after satisfaction of outstanding liabilities. The Declaration of Trust of the Trust (the "Declaration")
specifically authorizes the Board to terminate the Trust or any fund by notice to the shareholders without shareholder approval

In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Trust is not required to hold an annual meeting of shareholders. However, as provided in the Declaration and the By-laws of the Trust, shareholder meetings may be called by a majority of the Trustees, by the President or, upon written request of shareholders holding, in the aggregate, not less than 10% of the shares of the Trust (if shareholders of all series are required under the
Declaration to vote in the aggregate) or of any series of the Trust (if shareholders of such series are entitled under the Declaration to vote by individual series), for the purpose as may be

                                      -29-

prescribed by law, the Declaration or the By-laws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable, including changing fundamental policies, electing or removing
Trustees, and approving or amending an investment advisory agreement.

The By-laws of the Trust provide that one-third of the outstanding shares entitled to vote will be a quorum for the transaction of any business at a shareholder meeting, except as may otherwise be required by the 1940 Act or other applicable law. Except when a larger vote is required by any provision of the Declaration or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the interests voted will decide any questions and a plurality of the interests voted will elect a Trustee. Where any provision of law or of the Declaration requires that the shareholders of any series will vote as a series (or that shareholders of a class will vote as a class), then a majority of the interests of that series (or class) voted on that matter (or a plurality with respect to the election of a Trustee) will decide that matter with respect to that series (or class). The affirmative vote by a majority of the shareholders present, in person or by proxy, at such meeting will be sufficient for adjournments. Any adjourned meeting may be held no more than six months after the original meeting without notice, unless a new record date for the adjourned meeting is fixed.

The Trust communicates important information to shareholders through Annual,
Semi-Annual and Quarterly Reports, newsletters, special mailings and other events throughout the year. For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in
Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Certain information regarding pricing, purchasing, and redeeming Fund shares is contained in the Prospectus under the caption "Shareholder Information."

VALUATION OF ASSETS IN DETERMINING NET ASSET VALUE

In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on the New York Stock Exchange
("NYSE") are valued at the last sale price on the NYSE on the business day as of which such value is being determined at 4:00 p.m. Eastern time. If there has been no sale on the NYSE on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on the NYSE on such day, then the security is valued by such method as the Board of Trustees of the Fund determines in good faith to reflect its fair value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges are valued in like manner. In the case of NASDAQ, the NASDAQ Official
Closing Price will be used. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of
Trustees determines in good faith to reflect its fair value. All other assets of the Fund, including restricted and not readily marketable securities,

                                      -30-

are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

FAIR VALUE

The Board of Trustees has adopted guidelines and procedures to "fair value"
securities for which market prices are not readily available. Fair value pricing may be used, for example, in the unlikely event that trading is halted for a particular security or the security is thinly traded. Fair valuation is the responsibility of the Fund's Valuation Committee. In making a fair value determination, all relevant factors will be considered and an analysis of the investment itself is of primary importance, but external factors such as general market development and news events may also be relevant. Pursuant to these procedures, fair values are determined using the best information available at the time. The Valuation Committee will report at least quarterly to the Board of
Trustees in the event fair value pricing is utilized.

PURCHASE OF FUND SHARES

Orders for shares received by the Fund prior to the close of business on the
NYSE on each day that the NYSE is open for trading are priced at net asset value per share computed as of the close of the NYSE on that day (normally 4:00 p.m.
Eastern time). Orders received after the close of the NYSE or on a day it is not open for trading are priced at the close of NYSE on the next day on which it is open for trading at the next determined net asset value per share.

IN-KIND REDEMPTIONS

Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, the redeeming shareholder could have difficulty converting these assets into cash.

                                   TAX STATUS

Information about the tax status of the Fund and certain federal income tax consequences to Fund shareholders is contained in the Prospectus under
"Dividends, Capital Gain Distributions and Taxes."

FEDERAL INCOME TAX CONSEQUENCES

The Fund will be treated as a separate entity for Federal income tax purposes.
The Fund intends to qualify each year as a "regulated investment company" under
Subchapter M of the Code. To so qualify (i) not more than 25% of the total value of the Fund's assets may be invested in securities of any one issuer (other than
U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund's assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other

                                      -31-

than U.S. Government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in
October, November or December of any calendar year and payable to shareholders of record on a specified date in such month will be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If the Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If the Fund invests in Treasury-inflation protected securities ("TIPS"), it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund's investment in either zero coupon bonds or TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the
Fund may be required to borrow or liquidate securities.

TAXATION OF SHAREHOLDERS

The Fund makes distributions to shareholders, if any, from net investment income and any net capital gains that it has realized. These distributions will be taxable to shareholders, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account).

Distributions paid from the Fund's net investment income will be taxable as ordinary income or as qualified dividend income. Ordinary income is subject to graduated federal tax rates as high as

                                      -32-

35%; qualified dividend income is currently subject to a maximum federal tax rate of 15%. The Fund will designate the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends.
Generally, dividends that the Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service (the "IRS") will qualify for qualified dividend treatment when paid out to investors.

Distributions from the Fund's net short-term capital gains are taxable as ordinary income. Distributions from the Fund's long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares. Long-term capital gains are currently subject to a maximum federal income tax rate of 15%.

Absent further legislation, the reduced maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period of the redeeming shareholder. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Shareholders may also be subject to state and local taxes.

The Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations ("backup withholding") from dividend payments and redemption and exchange proceeds if a shareholder fails to furnish his Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the shareholder's account is opened.

TAXES ON FOREIGN SECURITIES

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

                                      -33-

Under the Code, if more than 50% of the value of total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the
Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii)
treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income (which will be reduced to two categories beginning in 2007). The Fund may have foreign source income allocable to the four following categories: (i)
passive income; (ii) high withholding tax interest; (iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv)
other income not specifically categorized. Of these categories, a substantial part of the Fund's income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Fund cannot assure shareholders of the correctness of any allocation made.

OTHER MATTERS

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on a shareholder.
Shareholders are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                        CALCULATION OF PERFORMANCE DATA

The Fund may occasionally advertise performance data such as total return
(before and after taxes) or yield. To facilitate the comparability of these statistics from one mutual fund to another, the SEC has developed guidelines for the calculation of these statistics. The Fund will calculate its performance data in accordance with these guidelines.

AVERAGE ANNUAL TOTAL RETURN

The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is calculated by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                      -34-

                                    P(1+T)(n)=ERV

         where:

         P        =      hypothetical initial payment of $1,000.
         T        =      average annual total return.
         n        =      period covered by the computation, expressed in years.
         ERV      =      ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the one-, five-, or
                         ten-year periods at the end of the one-, five- or
                         10-year periods.

The calculation of average annual total return assumes the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

AFTER-TAX RETURNS

The Fund may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Fund. The Fund's total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Fund for a specified period of time. The Fund's total return after taxes on distributions and sale of the Fund's shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of the Fund's shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are not taken into consideration.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictions of future tax effects.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the specified periods that would equate with the initial amount invested to the ending value, according to the following formula:

                                    P(1+T)(n)=ATV(D)

         where:

         P        =        a hypothetical initial payment of $1,000.
         T        =        average annual total return (after taxes on
                           distributions).
         n        =        number of years.
         ATV(D)   =        ending value of a hypothetical $1,000 payment made
                           at the beginning of the one-, five-, or ten-year
                           periods at the end of the one-, five- or 10-year
                           periods after taxes on the Fund's distributions, but
                           not after taxes on redemption.

                                      -35-

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). The
average annual total return (after taxes on distributions and redemptions) is computed by finding the average annual compounded rate of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                    P(1+T)(n)=ATV(DR)

         where:

         P        =      a hypothetical initial payment of $1,000.
         T        =      average annual total return (after taxes on
                         distributions and redemptions).
         n        =      number of years.
         ATV(DR)  =      ending value of a hypothetical  $1,000 payment made at
                         the beginning of the one-,  five- or ten-year periods
                         at the end of the one-, five- or ten-year periods after
                         taxes on Fund distributions and redemptions.

                                      -36-

                                   APPENDIX A

RATINGS ON PREFERRED STOCK AND LONG-TERM AND SHORT-TERM DEBT SECURITIES

STANDARD & POOR'S ("S&P") PREFERRED STOCK RATINGS -- INVESTMENT GRADE
S&P's ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock issue rated "AAA" has the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     A preferred stock issue rated "AA" also qualifies as a high-quality issue.
The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

     An issue rated "A" is backed by sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

     An issue rated "BBB" is regarded as backed by adequate capacity to pay preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

S&P PREFERRED STOCK RATINGS -- NON-INVESTMENT GRADE

     Preferred stock issues rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and
"CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     A preferred stock issue rated "CC" is currently paying, but in arrears on, dividends or sinking fund payments.

     A preferred stock issue rated "C" is nonpaying.

     A preferred stock issue rated "D" is nonpaying with the issuer in default on debt instruments.

MOODY'S LONG-TERM DEBT RATINGS -- INVESTMENT GRADE

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                      -37-

     Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds and preferred stock. Aa securities are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

     Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

MOODY'S LONG-TERM DEBT RATINGS -- NON-INVESTMENT GRADE

     Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds and preferred stock in this class.

     Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bonds and preferred stock which are rated C are the lowest rated class of bonds and issues so rated and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                      -38-

MOODY'S SHORT-TERM DEBT RATINGS -- INVESTMENT GRADE

     Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o    Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o    Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

MOODY'S SHORT-TERM DEBT RATINGS -- NON-INVESTMENT GRADE

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

S&P LONG-TERM CREDIT RATINGS - INVESTMENT GRADE The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                                      -39-

     An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

S&P LONG-TERM CREDIT RATINGS -- NON-INVESTMENT GRADE

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     An obligation rated "CC" is currently highly vulnerable to nonpayment.

     The rating "C" may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

S&P SHORT-TERM CREDIT RATINGS -- INVESTMENT GRADE

     A short-term obligation rated "A-1" is rated in the highest category by
S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating

                                      -40-

categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

S&P SHORT-TERM CREDIT RATINGS -- NON-INVESTMENT GRADE

     A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     A short-term obligation rated "D" is in default. The "D" rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                   APPENDIX B
                           SUMMARY OF DAVIS ADVISORS'
                      PROXY VOTING PROCEDURES AND POLICIES
                                  APRIL 1, 2004

Davis Selected Advisers, L.P. ("Davis Advisors") votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis
Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its Clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

                                      -41-

Clients may obtain a copy of Davis Advisors' Proxy Voting Procedures and
Policies, and/or a copy of how their own proxies were voted, by writing to:

     Davis Selected Advisers, L.P.
     Attn: Chief Compliance Officer
     2949 East Elvira Road, Suite 101
     Tucson, Arizona, 85706

A copy of Davis Advisors' Proxy Voting Procedures and Policies is also included in Davis Advisors' Form ADV Part II.

GUIDING PRINCIPLES

     Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

                                      -42-

     Other factors which we consider may include:

     (a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value.
Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

CONFLICTS OF INTEREST

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between
Davis Advisors' interests and those of its clients,

Davis Advisors' Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1)  Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;

                                      -43-

     (2)  Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

     (3)  Davis Advisors may obtain guidance from an independent third party;

     (4)  The potential conflict may be immaterial; or

     (5)  Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

                                      -44-

                                    FORM N-1A

                               CLIPPER FUNDS TRUST

         PRE-EFFECTIVE AMENDMENT NO. 2 UNDER THE SECURITIES ACT OF 1933
                      REGISTRATION STATEMENT NO. 333-124255

                                       AND

     PRE-EFFECTIVE AMENDMENT NO. 2 UNDER THE INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-21758

                                     PART C

                                OTHER INFORMATION

     Item 22. Exhibits:

     (a)       Declaration of Trust incorporated by reference to Exhibit 22(a)
               of Registrant's registration statement filed on Edgar on April
               22, 2005.

     (b)       By-Law of the Trust incorporated by reference to Exhibit 22(b) of
               Registrant's registration statement filed on Edgar on April 22,
               2005.

     (c)       Instruments Defining Rights of Security Holders. Not applicable.

     (d)(1)    Form of Advisory and Sub-Advisory Agreement Agreement dated
               January 1, 2006, incorporated by reference to Exhibit 22(d)(1) of
               Registrant's registration statement filed on Edgar on January 9,
               2006.

     (d)(2)    Temporary Fee Waiver Agreement dated January 1, 2006,
               incorporated by reference to Exhibit 22(d)(2) of Registrant's registration statement filed on Edgar on January 9, 2006.

     (e)       Form of Principal Underwriting Agreement Agreement dated December
               19, 2005, incorporated by reference to Exhibit 22(e) of
               Registrant's registration statement filed on Edgar on January 9,
               2006.

     (f)       Bonus or Profit Sharing Contracts Not applicable.

     (g)       Custodian Agreement Agreement with State Street Bank & Trust incorporated by reference to Exhibit 22(g) of Registrant's registration statement filed on Edgar on April 22, 2005.

     (h)(1)    Transfer Agent Agreement Agreement with Boston Financial Data
               Services incorporated by reference to Exhibit 22(h)(1) of
               Registrant's registration statement filed on Edgar on April 22,
               2005.

     (h)(2)    Administrative Services Agreement Agreement with Davis Selected
               Advisers, L.P. dated December 19, 2005, incorporated by reference to Exhibit 22(h)(2) of Registrant's registration statement filed on Edgar on January 9, 2006.

     (i)*      Opinion of Counsel Opinion and Consent of Paul, Hastings,
               Janofsky & Walker LLP, filed herein.

                                       1

     (j)       Other Opinions Not applicable.

     (k)       Omitted Financial Statements. Not applicable.

     (l)       Initial Capital Agreements. Not applicable. See Undertakings

     (m)       Rule 12b-1 Plan. Not applicable.

     (n)       Rule 18f-3 Plan. Not applicable.

     (o)       Reserved.

     (p)       Code of Ethics. Code of Ethics as amended February 1, 2005, incorporated by reference to Exhibit 22(h)(2) of Registrant's registration statement filed on Edgar on January 9, 2006.

     (q)(1)    Other Exhibits. Power of Attorney of the Board of Trustees, dated
               December 19, 2005, incorporated by reference to Exhibit 22(q)(1)
               of Registrant's registration statement filed on Edgar on January
               9, 2006.

     (q)(2)    Other Exhibits. Power of Attorney of Officers, dated December 19,
               2005, incorporated by reference to Exhibit 22(q)(2) of
               Registrant's registration statement filed on Edgar on January 9,
               2006.

     *         Filed herein

Item 24. Persons Controlled by or Under Common Control With Registrant

Information pertaining to persons controlled by or under common control with
Registrant is incorporated by reference from the Statement of Additional
Information contained in Part B of this Registration Statement.

Item 25. Indemnification

Article V, Section 5.2 of the Trust's Declaration of Trust provides that the
Trust shall indemnify each of its Trustees and may indemnify each of its officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, to the fullest extent permitted by law.
The Trustees shall make advance payments in connection with any indemnification under Section 5.2 to the fullest extent permitted by law.

The Trust hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust in a manner consistent with Release No. 11330 and
Release No. 7221 of the Securities and Exchange Commission under the Investment
Company Act of 1940, as amended, so long as the interpretation of Section 17(h)
and 17(i) of such Act remain in effect. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be

                                       2

permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable.
In the event that a claim for indemnification against such liabilities (other than payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of an action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, Clipper Funds Trust's Trustees and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company.

Item 26. Business and Other Connections of Investment Adviser

Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers - NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of
DSA's advisory clients.

Davis Distributors LLC: a wholly owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and
Selected Funds.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

ANDREW A. DAVIS (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director
and President or Vice President of each of the Davis Funds and the Selected
Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

CHRISTOPHER C. DAVIS (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director
and Chief Executive Officer, President, and/or Vice President of each of the
Davis Funds and the Selected Funds; Director, Chairman and Chief Executive
Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer.

                                       3

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.
Executive Vice President and Principal Executive Officer of each of the Davis
Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC.
Also serves as a senior officer for several companies affiliated with DSA which are described above.

DOUGLAS HAINES (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice
President, Treasurer Chief Financial Officer, Principal Financial Officer, and
Principal Accounting Officer of each of the Davis Funds and Selected Funds.

SHARRA L. REED (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.
Vice President Chief Compliance Officer of each of the Davis Funds and Selected
Funds; Vice President of Davis Investments, LLC. Also serves as Chief Compliance
Officer for DSA and as a senior officer for several companies affiliated with
DSA which are described above. . THOMAS D. TAYS (03/07/57) 2949 East Elvira
Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Legal Officer and
Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

GARY TYC (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice
President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis
Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

RUSSELL O. WIESE (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief
Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Item 27. Principal Underwriter

     (a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is the
     principal underwriter for each of the Davis Funds, Selected Funds, and
     Clipper Funds Trust: Davis New York Venture Fund Inc., Davis Series, Inc.,
     Davis Variable Account Fund, Inc., Selected American Shares, Inc., Selected
     Special Shares, Inc., and Selected Capital Preservation Trust.

     (b) Management of the Principal Underwriter:

NAME AND PRINCIPAL                   POSITIONS AND OFFICES WITH               POSITIONS AND OFFICES
BUSINESS ADDRESS                     UNDERWRITER                              WITH REGISTRANT

Kenneth C. Eich                      President                                Executive Vice President and
2949 East Elvira Road, Suite 101                                              Principal Executive Officer
Tucson, AZ  85706
Russell Wiese                        Chief Marketing Officer                  None
609 Fifth Avenue,
New York, NY  10017.

Gary P. Tyc                          Vice President, Treasurer and            None
2949 East Elvira Road, Suite 101     Assistant Secretary
Tucson, AZ  85706
Anthony Frazia                       Chief Compliance Officer                 None
609 Fifth Avenue,
New York, NY  10017.

                                       4

Thomas D. Tays                       Vice President and Secretary             Vice President and Secretary
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

(c) Not applicable.

Item 28. Location of Accounts and Records

Accounts and records are maintained at the offices of Davis Selected Advisers,
L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and at the
offices of the Registrant's custodian, State Street Bank and Trust Company, One
Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive,
Seventh Floor, North Quincy, Massachusetts 02107.

Item 29. Management Services

          Not applicable

Item 30. Undertakings

Registrant undertakes not to make any public offering of its securities prior to the consummation of its planed merger and reorganization with Clipper Fund, Inc.
and unless it has at least $100,000 in net capital at that time.

                                  EXHIBIT LIST

     22(i)     Opinion of Counsel Opinion and Consent of Paul, Hastings,
               Janofsky & Walker LLP

                               CLIPPER FUNDS TRUST

SIGNATURES
----------

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment
Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 10th day of February 2006.

                                        CLIPPER FUND TRUST

                                        *By: /s/ Thomas Tays(1)
                                             -----------------------------------
                                             Thomas Tays
                                             Attorney-in-Fact

                                       5

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities indicated.

        Signature                               Title                                         Date
        ---------                               -----                                         ----

     Kenneth Eich(1)                    Principal Executive Officer                     February 10, 2006
     ---------------
     Kenneth Eich

     Douglas Haines(1)                  Principal Financial Officer
     -----------------                  and Principal Accounting Officer                February 10, 2006
     Douglas Haines

                                        *By: /s/ Thomas Tays
                                             -----------------------------------
                                             Thomas Tays
                                             Attorney-in-Fact

(1) Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the power of attorney filed as Exhibit 22(q)(2)
to Part C of Form N-1A.

                                        /s/ Thomas Tays
                                        ---------------------------------------
                                        Thomas Tays
                                        Attorney-in-Fact

                                       6

                               CLIPPER FUNDS TRUST

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed on February 10, 2006, by the following persons in the capacities indicated.

         Signature                                   Title
         ---------                                   -----

/s/ F. Otis Booth(2)                                 Trustee
---------------------------------
F. Otis Booth

/s/ Lawrence P. McNamee(2)                           Trustee
---------------------------------
Lawrence P. McNamee

/s/ Norman B. Williamson(2)                          Trustee
---------------------------------
Norman B. Williamson

/s/ Steven N. Kearsley(2)                            Trustee
---------------------------------
Steven N. Kearsley

/s/ Lawrence E. Harris(2)                            Trustee
---------------------------------
Lawrence E. Harris

(2) Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the power of attorney filed as Exhibit 22(q)(1)
to Part C of Form N-1A.

                                            /s/ Thomas Tays
                                            ---------------------------
                                            Thomas Tays
                                            Attorney-in-Fact

                                       7